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SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a)
of the Securities Exchange Act of 1934 (Amendment No.          )

☒	Filed by the Registrant
☐	Filed by a Party other than the Registrant
Check the appropriate box:
☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☒	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material Pursuant to §240.14a-12

VISTA GOLD CORP.
(Name of Registrant As Specified In Its Charter)
NOT APPLICABLE
(Name of Person(s) Filing Proxy Statement if other than the Registrant)
Payment of Filing Fee (Check the appropriate box):
☒	No fee required.
☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.
	(1)	Title of each class of securities to which transaction applies:
	(2)	Aggregate number of securities to which transaction applies:
	(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):
	(4)	Proposed maximum aggregate value of transaction:
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☐	Fee paid previously with preliminary materials.
☐
Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.
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	(2)	Form, Schedule or Registration Statement No.:
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VISTA GOLD CORP.

NOTICE OF MEETING
AND
MANAGEMENT INFORMATION
AND PROXY CIRCULAR

for the
Annual General Meeting
to be held on
April 30, 2012

The attached Notice of Meeting, Management Information and Proxy Circular and form of proxy and notes thereto for the Meeting are first being sent to shareholders of the Corporation on or about March 28, 2012.

March 26, 2012

Dear shareholder:

It is my pleasure to invite you to attend the 2012 annual general meeting of shareholders to be held on April 30, 2012 at 10:00 a.m., Vancouver time, at the offices of Borden Ladner Gervais LLP, Suite 1200, 200 Burrard Street, Vancouver, British Columbia, Canada. If you are unable to attend this meeting in person, please complete, date, sign and return the enclosed form of proxy to ensure that your vote is counted.

The Notice of Meeting, Management Information and Proxy Circular and form of proxy and notes thereto for the meeting, together with a reply card for use by shareholders who wish to receive the Corporation's annual and interim financial statements, are enclosed. These documents contain important information and I encourage you to read them carefully.

Yours truly,

FREDERICK H. EARNEST President and Chief Executive Officer

i

 VISTA GOLD CORP.

NOTICE OF MEETING

        NOTICE IS HEREBY GIVEN THAT the 2012 annual general meeting (the "Meeting") of the shareholders of Vista Gold Corp. (the "Corporation") will be held at the offices of Borden Ladner Gervais LLP, Suite 1200, 200 Burrard Street, Vancouver, British Columbia, Canada on April 30, 2012 at 10:00 a.m., Vancouver time, for the following purposes:

1.
to receive the annual report to shareholders and the consolidated financial statements of the Corporation, together with the auditor's report thereon, for the fiscal year ended December 31, 2011;

2.
to elect directors to hold office until the next annual general meeting;

3.
to appoint PricewaterhouseCoopers LLP, Chartered Accountants, as auditor to hold office until the next annual general meeting at a remuneration to be fixed by the Board of Directors through the Audit Committee;

4.
to consider and, if thought appropriate, approve, an ordinary resolution approving all unallocated options under the Corporation's Stock Option Plan, as more particularly described in the accompanying Management Information and Proxy Circular, the full text of which ordinary resolution is set out in Appendix "B" to the Management Information and Proxy Circular;

5.
to consider and, if thought appropriate, approve, an ordinary resolution approving all unallocated awards under the Corporation's Long Term Equity Incentive Plan, as more particularly described in the accompanying Management Information and Proxy Circular, the full text of which ordinary resolution is set out in Appendix "B" to the Management Information and Proxy Circular; and

6.
to transact such other business as may properly come before the Meeting or any adjournment or postponement thereof.

        Accompanying this Notice of Meeting are (i) the Management Information and Proxy Circular; (ii) a form of proxy and notes thereto; (iii) a reply card for use by shareholders who wish to receive the Corporation's interim financial statements; and (iv) the Corporation's annual report to shareholders.

        The Board of Directors has fixed March 21, 2012, as the record date for the Meeting.

        If you are a registered shareholder of the Corporation and are unable to attend the Meeting in person, please date and execute the accompanying form of proxy for the Meeting and deposit it with Computershare Investor Services Inc. by mail at 100 University Avenue, 9th Floor, Toronto, Ontario, M5J 2Y1, Attention: Proxy Department or by facsimile at 1-866-249-7775 (toll free in North America) or 1-416-263-9524 (international), before 4:30 p.m., Toronto time, on April 26, 2012, or no later than 48 hours (excluding Saturdays, Sundays and holidays) before any adjournment or postponement of the Meeting.

        If you are a non-registered shareholder of the Corporation and receive these materials through your broker or another intermediary, please complete and return the materials in accordance with the instructions provided to you by your broker or such other intermediary.

        This Notice of Meeting, the Management Information and Proxy Circular, the form of proxy and notes thereto for the Meeting, are first being sent to shareholders of the Corporation on or about March 28, 2012.

DATED at Littleton, Colorado, this 26 day of March, 2012.

BY ORDER OF THE BOARD OF DIRECTORS

FREDERICK H. EARNEST President and Chief Executive Officer

ii

 TABLE OF CONTENTS

LETTER TO SHAREHOLDERS	i
NOTICE OF MEETING	ii
MANAGEMENT INFORMATION AND PROXY CIRCULAR	1
Particulars of Matters to be Acted Upon	1
Information About Proxies	12
Voting by Beneficial Shareholders	13
Securities Entitled to Vote	14
Broker Non-Votes	15
Ownership of the Corporation's Common Shares	15
Change in Control	17
Quorum	17
Corporate Governance	18
Executive Compensation	24
Securities Authorized For Issuance Under Equity Compensation Plans	40
Indebtedness of Directors and Executive Officers	40
Director and Officer Liability Insurance	40
Orders, Penalties and Settlement Agreements	40
Interest of Certain Persons in Matters to be Acted Upon	41
Interest of Informed Persons in Material Transactions	41
Review, Approval or Ratification of Transactions with Related Parties	41
Management Contracts	42
Shareholder Proposals	42
Other Matters	42
Dissenters' Rights of Appraisal	42
Section 16(a) Beneficial Ownership Reporting Compliance	42
Additional Information and Availability of Documents	42
Multiple Shareholders Sharing the Same Address	43
Board of Directors Approval	43
Appendix "A" — Form of Proxy	A-1
Appendix "B" — Proposed Resolutions	B-1
Appendix "C" — Mandate of the Board of Directors	C-1

iii

 MANAGEMENT INFORMATION AND PROXY CIRCULAR

        This Management Information and Proxy Circular ("Information Circular") is furnished in connection with the solicitation by the management and the Board of Directors (the "Board of Directors" or the "Board") of Vista Gold Corp. (the "Corporation") of proxies to be voted at the annual general meeting (the "Meeting") of the shareholders of the Corporation ("shareholders") to be held at the offices of Borden Ladner Gervais LLP, Suite 1200, 200 Burrard Street, Vancouver, British Columbia, Canada on April 30, 2012 at 10:00 a.m., Vancouver time, for the purposes set forth in the accompanying Notice of Meeting.

        It is anticipated that this Information Circular and the accompanying form of proxy will be first mailed to shareholders on or about March 28, 2012. Unless otherwise stated, the information contained in this Information Circular is given as at March 21, 2012.

        The executive office of the Corporation is located at 7961 Shaffer Parkway, Suite 5, Littleton, Colorado, USA, 80127 and its telephone number is (720) 981-1185. The registered and records office of the Corporation is located at 200 - 204 Lambert Street, Whitehorse, Yukon Territory, Canada, Y1A 3T2.

        Advance notice of the Meeting was published in The Globe and Mail newspaper on March 5, 2012 and in the Whitehorse Star newspaper on March 14, 2012.

        All references to currency in this Information Circular are in United States dollars, unless otherwise indicated.

        Information regarding the proxies solicited by management and the Board in connection with the Meeting is set out below under "Information About Proxies".

Particulars of Matters to be Acted Upon

Election of Directors

        The directors of the Corporation are elected at each annual general meeting and hold office until the close of the next annual general meeting or until their successors are duly elected or appointed, unless their office is earlier vacated in accordance with the Business Corporations Act (Yukon). Management proposes to nominate each of the following seven persons for election as a director of the Corporation. Proxies cannot be voted for a greater number of persons than the number of nominees named. Unless otherwise instructed, the proxies given pursuant to this solicitation will be voted "FOR" the nominees listed below.

Name, Residence, Position and Age	Principal Occupation, Business or Employment	Director Since
NICOLE S. ADSHEAD-BELL(3) Vancouver, British Columbia, Canada Director Age — 38

Director of Mining Research for Sun Valley Gold LLC since January 2012; Geologist, analyst and investment banker; President of Cupel Advisory Corp. from January 2011 to January 2012; Former Vice President then Managing Director, Investment Banking at Haywood Securities Inc. from 2007 to 2010; Former mining analyst at Dundee Securities Corp. from 2005 to 2007; Former mining analyst at Sun Valley Gold LLC from 2003 to 2005; Former consultant geologist for Australian and Canadian companies between 1995 and 2003.

August 2, 2011
JOHN M. CLARK(1)(2)(3) Toronto, Ontario, Canada Director Age — 56

Chartered Accountant; President of Investment and Technical Management Corp. since February 1999; Director of APIC Petroleum Corporation, Zephyr Minerals Ltd. and Crown Point Ventures Ltd.; Former director of Alberta Clipper Energy Inc. and Thunder Energy Inc., Former Trustee of Thunder Energy Trust; Former Chief Financial Officer and a director of Polaris Geothermal Inc.

May 18, 2001

Name, Residence, Position and Age	Principal Occupation, Business or Employment	Director Since
FREDERICK H. EARNEST PARKER, COLORADO, USA Director, President and Chief Executive Officer Age — 50

Chief Executive Officer of the Corporation since January 2012; President of the Corporation since August 2007; Director of Midas Gold Corp. since April 2011; Former Chief Operating Officer of the Corporation from August 2007 to January 2012; Former Senior Vice President, Project Development of the Corporation from September 2006 to August 2007; Former President of Pacific Rim El Salvador, S.A. de C.V. from June 2004 to September 2006; Former General Manager and Legal Representative of Compañía Minera Dayton from April 1998 to June 2004.

November 6, 2007
W. DURAND EPPLER(1) Denver, Colorado, USA Director Age — 58

Businessman; Founding partner of Sierra Partners, LLC; Director of Augusta Resource Corporation, Golden Minerals Company, Plata Latina Minerals Corporation and Frontier Mining Limited; Former director of Allied Nevada Gold Corp. from March 2007 to June 2009; Former Chairman and a director of NEMI Northern Energy & Mining Inc. from March 2007 to March 2009; Former Chief Executive Officer and a director of Coal International plc from July 2005 to August 2008; Former Vice President of Newmont Mining Corporation from 1995 to November 2004, serving as Vice President of Corporate Development from January 2001 to March 2002, and as Vice President of Newmont Capital, Ltd. from April 2002 to August 2004.

October 13, 2004
C. THOMAS OGRYZLO(1)(2)(3) San Jose, Costa Rica Director Age — 72

Businessman; Retired; Served as President and Chief Executive Officer of Polaris Energy Corp. from May 2000 to December 2010; June 2011 to December 2011 Interim CEO of Aura Minerals Inc.; Director of Aura Minerals Inc. and Baja Mining Corp.; Former President, Chief Executive Officer and a director of Polaris Geothermal Inc. from June 2004 to October 2009; Former director of Tiomin Resources Inc. from September 1995 to December 2008; Former director and Non-Executive Chairman of Birim Goldfields Inc. from August 2001 to February 2008; Former President and Chief Executive Officer of Canatec Development Corporation from January 2000 to 2003; Former President and Chief Executive Officer of Black Hawk Mining Inc. and its subsidiary Triton Mining Corporation from July 1997 to January 2000.

March 8, 1996

Name, Residence, Position and Age	Principal Occupation, Business or Employment	Director Since
MICHAEL B. RICHINGS Port Ludlow, Washington, USA Director and Non-Executive Chairman Age — 67

Chairman of the Corporation since January 2012; Director of Midas Gold Corp. since April 2011; Former Executive Chairman and Chief Executive Officer of the Corporation from November 2007 to January 2012; Former director of Allied Nevada Gold Corp. from September 2006 to June 2009; Former director of Zaruma Resources Inc. from November 2005 to June 2009; Former Chief Executive Officer of the Corporation from August 2007 to November 2007; Former director of Triumph Gold Corp. from January 2004 to November 2006; Former President and Chief Executive Officer of the Corporation from May 2004 to July 2007.

May 1, 1995
TRACY A. STEVENSON(1)(2)(3) Sandy, Utah, USA Director Age — 61

Accountant, Businessman; Non-Executive Chairman of Quaterra Resources Inc. since February 2008 and a director of Quaterra Resources Inc. since July 2007; Director of Ivanhoe Mines Ltd., Founding member of Bedrock Resources, LLC since 2010; Founding member of SOS Investors LLC since 2008; Former Global Head of Information Systems at Rio Tinto PLC from February 2006 to May 2007; Former Global Head of Business Process Improvement at Rio Tinto PLC from December 2000 to January 2006; Former Executive Vice President, Chief Financial Officer and a director of Comalco Ltd. from 1997 to 2000; Former Chief Financial Officer and a director of Kennecott Corporation from 1993 to 1997.

November 6, 2007

(1)
Member of Compensation Committee.

(2)
Member of Audit Committee.

(3)
Member of Corporate Governance Committee.

        The information as to the residence and principal occupation of the nominees listed in the above table is not within the knowledge of the management of the Corporation, and has been furnished by the individual nominees as of March 21, 2012.

        The following are brief biographies of the Corporation's nominees for election to the Board of Directors:

        Nicole S. Adshead-Bell, Ph.D., Director.    Dr. Adshead-Bell has served as a director of the Corporation since August 2011. She has over 14 years of experience in the mining/exploration and finance industries working as a geologist, analyst and investment banker. Dr. Adshead-Bell is currently the Director of Mining Research for Sun Valley Gold LLC and serves as a director of Silver Bull Resources Inc. She was founder and President of Cupel Advisory Corp. a private company providing advisory services for mining/exploration companies and investment funds. Prior to forming Cupel she was Vice President and then Managing Director, Investment Banking at Haywood Securities Inc. (from 2007 to 2010). Dr. Adshead-Bell was also a mining analyst with Dundee Securities Corp. (2005 to 2007) and Sun Valley Gold LLC (2003 to 2005). She worked as freelance consultant geologist for Australian and Canadian companies between 1995 and 2003. Dr. Adshead-Bell was awarded a Ph.D. in geology from James Cook University, Queensland, Australia in 2000.

        The Corporation believes that Dr. Adshead-Bell's strong background in geology and her extensive financial sector experience will allow her to make a significant contribution to the Board of Directors and the Corporation in light of the Corporation's current plan of operation which is focused on the development of the Corporation's current properties and acquisition of new properties. Dr. Adshead-Bell has demonstrated both integrity and high ethical standards in her business dealings and personal affairs to date, qualities which a person must possess under the Mandate of the Board of Directors (attached as Appendix "C" to this Information Circular) in order to be considered for nomination and election to the Board. Accordingly, the Corporation believes that Dr. Adshead-Bell should continue to serve on the Board of Directors.

        John M. Clark, B.Com., CA, Director.    Mr. Clark is the President of Investment and Technical Management Corp., a firm engaged in corporate finance and merchant banking, since February 1999. Mr. Clark is also currently a director of APIC Petroleum Corporation, Zephyr Minerals Ltd. and Crown Point Ventures Ltd. He served as Chief Financial Officer and a director of Polaris Geothermal Inc. from June 2004 to October 2009, and as a director of Thunder Energy Inc. and Alberta Clipper Inc. and a trustee of Thunder Energy Trust. Mr. Clark is a member of the audit committee for APIC Petroleum Corporation, Zephyr Minerals Ltd. and Chairman of the audit committee for Crown Point Ventures Ltd. He earned a Bachelor of Commerce Degree from the University of Witwatersrand in South Africa in 1977, and he received a Higher Diploma in Accountancy from the University of Witwatersrand in 1979. Mr. Clark is currently the Chair of the Corporation's Audit Committee and a member of the Corporation's Compensation and Corporate Governance Committees. He has been a director of the Corporation since May 18, 2001.

        Mr. Clark had a solid background as a chartered accountant before becoming an accomplished entrepreneur involved in investment banking and in investment and management of national resource companies in Canada. Mr. Clark's understanding of accounting procedures and controls, coupled with his knowledge of the Corporation's projects and their financial requirements qualifies him to serve effectively as the Chairman of the Audit Committee and contribute to the financial management of the Corporation. As the Corporation executes its business strategy focused on the development of the Corporation's current properties and develops new projects, we expect that his contributions to financial planning and controls will be invaluable. Furthermore, he has demonstrated both integrity and high ethical standards in his business dealings and personal affairs to date, qualities which a person must possess under the Mandate of the Board of Directors (attached as Appendix "C" to this Information Circular) in order to be considered for nomination and election to the Board. Accordingly, the Corporation believes that Mr. Clark should once again serve on the Board of Directors.

        Frederick H. Earnest, B.Sc., President, Chief Executive Officer and Director.    Mr. Earnest has served as President and Chief Executive Officer of the Corporation since January, 2012. From August 2007 to January 2012, Mr. Earnest served as President and Chief Operating Officer of the Corporation and from September 2006 to August 2007, Mr. Earnest served as Senior Vice President, Project Development of the Corporation. Mr. Earnest has been a director of Midas Gold Corp. since April 2011. In addition, he served as President of Pacific Rim El Salvador, S.A. de C.V., a mining company, from June 2004 to September 2006, and as General Manager and Legal Representative of Compañía Minera Dayton, a mining company, from April 1998 to June 2004 (both companies were subsidiaries of Pacific Rim Mining Corp.). He earned a Bachelor of Science Degree in Mining Engineering from the Colorado School of Mines in 1987. Mr. Earnest has been a director of the Corporation since November 6, 2007.

        The Corporation believes that the leadership skills and dynamic nature that Mr. Earnest possesses makes him an invaluable member of management. He understands the technical, economic and social aspects of each of the Corporation's core projects and has contributed significantly to the advancement of these projects. In addition, Mr. Earnest has considerable experience in Latin America, possesses a clear understanding of what is required to work in Latin American countries and has a written working knowledge of Spanish. Mr. Earnest relates well to government leaders in all jurisdictions where we are advancing projects. The Corporation believes that his continued involvement in the execution of the Corporation's business plan will lead to increased shareholder value. Furthermore, Mr. Earnest has demonstrated both integrity and high ethical standards in his business dealings and personal affairs to date, qualities which a person must possess under the Mandate of the Board of Directors (attached as Appendix "C" to this Information Circular) in order to be considered for nomination and election to the Board. Accordingly, the Corporation believes that Mr. Earnest should once again serve on the Board of Directors.

        W. Durand Eppler, B.A., M.S., Director.    Mr. Eppler is the founding partner of Sierra Partners, LLC, a private resources investment and advisory firm. Mr. Eppler is currently a director of Augusta Resource Corporation, Golden Minerals Company, Plata Latina Minerals Corporation and Frontier Mining Limited.

Previously, Mr. Eppler was a director of Allied Nevada Gold Corp. from March 2007 to June 2009, Chairman and a director of NEMI Northern Energy & Mining Inc. from March 2007 to March 2009, Chief Executive Officer and a director of Coal International plc, a coal mining and development company, from July 2005 until August 2008, and Vice President of Newmont Mining Corporation, a gold mining company, from 1995 until November 2004, serving as Vice President of Corporate Development from January 2001 to March 2002, and subsequently as Vice President of Newmont Capital, Ltd., the merchant banking arm of Newmont Mining Corporation, from April 2002 to August 2004. Mr. Eppler is a member of the audit committee for Augusta Resource Corporation and Golden Minerals Company. In addition, for the last 31 years Mr. Eppler has been a member of the Society of Mining Engineers of the American Institute of Mining, Metallurgical and Petroleum Engineers A.I.M.E., and he has been a member of the Global Leadership Council for the College of Business at Colorado State University since 2001. He graduated from Middlebury College in 1975 with a Bachelor of Arts Degree in Geography and Religion, and he received his Master of Science Degree in Mineral Economics from the Colorado School of Mines in 1977. Mr. Eppler is currently the Chair of the Corporation's Compensation Committee and a member of the Corporation's Corporate Governance Committee. He has been a director of the Corporation since October 13, 2004.

        Given the international reputation and wealth of experience that Mr. Eppler has in the commercial and investment banking aspects of the global resource sector, the Corporation believes that he should once again serve on the Board of Directors to help further develop the business and success of the Corporation. Mr. Eppler's commercial and investment banking experience are important to the Corporation. The Corporation does not have any producing assets and ensuring that the Corporation is adequately financed is an ongoing management responsibility. Mr. Eppler's counsel and advice helps the Corporation maintain adequate financial resources with respect to the approved strategic plan. We expect to rely heavily on Mr. Eppler's experience and expertise as we move beyond technical evaluations and prepare to advance development and financing for the Mt. Todd gold project and other corporate development activities. Furthermore, Mr. Eppler has demonstrated both integrity and high ethical standards in his business dealings and personal affairs to date, qualities which a person must possess under the Mandate of the Board of Directors (attached as Appendix "C" to this Information Circular) in order to be considered for nomination and election to the Board.

        C. Thomas Ogryzlo, B.Mech.Eng., P.Eng, Director.    Mr. Ogryzlo served as President and Chief Executive Officer of Polaris Energy Corp., a renewable energy company, from May 2000 until his retirement in December 2010. In addition, from June 2011 to December 2011, Mr. Ogryzlo served as Interim CEO of Aura Minerals Inc. He is currently a director of Aura Minerals Inc. and Baja Mining Corp. Previously, he served as President, Chief Executive Officer and a director of Polaris Geothermal Inc., a TSX listed renewable energy company, from June 2004 to October 2009, as a director of Tiomin Resources Inc. from September 1995 to December 2008, and as a director and Non-Executive Chairman of Birim Goldfields Inc. from August 2001 to February 2008. Furthermore, he served as President and Chief Executive Officer of Canatec Development Corporation, a resource management company, from January 2000 to 2003, and as President and Chief Executive Officer of Black Hawk Mining Inc. and its subsidiary Triton Mining Corporation, both gold mining companies, from July 1997 to January 2000. Mr. Ogryzlo is a member of the Advisory Committee of the Osisko/Clifton Star Joint Venture Exploration Program for the Duparquet gold project. He earned his Bachelor of Mechanical Engineering Degree from McGill University in 1961, and his designation as a Professional Engineer from the Professional Engineers of Ontario in 1966. Mr. Ogryzlo is currently the Chair of the Corporation's Corporate Governance Committee and a member of the Corporation's Compensation and Audit Committees. Mr. Ogryzlo has been a director of the Corporation since March 8, 1996.

        Mr. Ogryzlo brings a perspective to the Corporation that has been built on a solid foundation and in-depth knowledge not only of Canada's mining sector, but many other parts of the world. The Corporation has projects in Mexico, Australia, Indonesia and the United States of America. Mr. Ogryzlo's experience in numerous foreign projects has allowed him to contribute in a manner which helps bring clarity and direction to many of the challenges which arise from the geographical diversity of the Corporation's projects. Mr. Ogryzlo is also fluent in Spanish. Mr. Ogryzlo's experience with the construction of varied projects has been beneficial in the preliminary economic and technical evaluations of several of the Corporation's projects. We expect that Mr. Ogryzlo's continued participation will contribute to the effective development of the Corporation's core projects. Furthermore, he has demonstrated both integrity and high ethical standards in his business dealings and personal affairs to date, qualities which a person must possess under the Mandate of the Board of Directors (attached as Appendix "C" to this Information Circular) in order to be considered for nomination and election to the Board. As such, the Corporation believes that Mr. Ogryzlo should once again serve on the Board of Directors.

        Michael B. Richings, M.Sc., Chairman and Director.    Mr. Richings has served as the Chairman of the Board since January 2012. Mr. Richings has been a director of Midas Gold Corp. since April 2011. From November 2007 to January 2012, Mr. Richings served as the Corporation's Executive Chairman and Chief Executive Officer. Previously, Mr. Richings was a director of Allied Nevada Gold Corp. from September 2006 to June 2009, a director of Zaruma Resources Inc. from November 2005 to June 2009, and a director of Triumph Gold Corp. from January 2004 to November 2006. In addition, Mr. Richings served as Chief Executive Officer of the Corporation from August 2007 to November 2007, and as President and Chief Executive Officer of the Corporation from May 2004 until July 2007. From June 1995 to September 2000, he served as President and Chief Executive Officer of the Corporation, and during the period from September 2000 to May 2004, Mr. Richings retired from his position as Chief Executive Officer of the Corporation (but he continued as a director of the Corporation and served as a consultant to the mining industry). He was awarded an Associateship of the Camborne School of Mines in 1969, and he earned his Master of Science Degree from Queen's University in 1971. Mr. Richings has been a director of the Corporation since May 1, 1995.

        Mr. Richings has been with the Corporation for the past seventeen years and, given his leadership skills, enterprising nature and knowledge of the mining industry, the Corporation believes that he would be a valued member of the Board. His knowledge of the Corporation's properties and his key role in the development and implementation of business strategies which have created shareholder value are important to the Corporation. Mr. Richings has participated in the management and development of several new projects and the Corporation believes that this experience is important to the success of the Corporation's current business plan. Furthermore, he has demonstrated both integrity and high ethical standards in his business dealings and personal affairs to date, qualities which a person must possess under the Mandate of the Board of Directors (attached as Appendix "C" to this Information Circular) in order to be considered for nomination and election to the Board. Accordingly, the Corporation believes that Mr. Richings should once again serve on the Board of Directors.

        Tracy A. Stevenson, B.S., CPA, Director.    Mr. Stevenson has served as a director of Quaterra Resources Inc. since July 2007, and as its Non-Executive Chairman since February 2008. He is currently a director of Ivanhoe Mines Ltd. Mr. Stevenson is also a founding member of Bedrock Resources, LLC, a private resources financial advisory firm, since 2010 and SOS Investors LLC, a private resources investment firm since 2008. Previously, Mr. Stevenson served as Global Head of Information Systems at Rio Tinto PLC, a major global mining company, from February 2006 to May 2007, and as Global Head of Business Process Improvement at Rio Tinto PLC from December 2000 to January 2006. In addition, he served as Executive Vice President, Chief Financial Officer and a director of Comalco Ltd. from 1997 to 2000, and as Chief Financial Officer and a director of Kennecott Corporation from 1993 to 1997. Mr. Stevenson graduated Magna Cum Laude with a Bachelor of Science Degree in Accounting from the University of Utah in 1977, and he earned his designation as a Certified Public Accountant in the State of Utah in 1978. Mr. Stevenson is currently a member of the Corporation's Audit, Compensation and Corporate Governance Committees. He has been a director of the Corporation since November 6, 2007.

        Mr. Stevenson began his career in public accounting before moving to senior financial, information technology and management positions in two of the world's largest mining companies. Mr. Stevenson's interest in the correct evaluation and implementation of technology is important to the efficient development of the Corporation's projects. His analytical abilities have contributed to the Corporation's evaluation of business opportunities and to the development of the Corporation's business strategy. His past experience as a chief financial officer has been beneficial in matters specifically related to the Audit Committee. We expect that Mr. Stevenson's future participation on the Board will be an asset to the Corporation through sound planning and the appropriate application of the Corporation's resources. Furthermore, he has demonstrated both integrity and high ethical standards in his business dealings and personal affairs to date, qualities which a person must possess under the Mandate of the Board of Directors (attached as Appendix "C" to this Information

Circular) in order to be considered for nomination and election to the Board. As such, the Corporation believes that Mr. Stevenson should once again serve on the Board of Directors.

        There are no family relationships among any directors, officers or persons nominated to be directors of the Corporation. No directors of the Corporation are also directors of issuers with a class of securities registered under Section 12 of the United States Securities Exchange Act of 1934, as amended (the "Exchange Act") (or which otherwise are required to file periodic reports under the Exchange Act) except for W. Durand Eppler who is a director of Augusta Resource Corporation and Tracy A. Stevenson who is a director of Quaterra Resources Inc. and Ivanhoe Mines Ltd.

        None of the above directors has entered into any arrangement or understanding with any other person pursuant to which he or she was, or is to be, elected as a director of the Corporation or a nominee of any other person.

        No director or officer of the Corporation is a party adverse to the Corporation or any of its subsidiaries, or has a material interest adverse to the Corporation or any of its subsidiaries. During the past ten years, no director or executive officer of the Corporation has:

  (a)
  filed or has had filed against such person, a petition under the U.S. federal bankruptcy laws or any state insolvency law, nor has a receiver, fiscal agent or similar officer been appointed by a court for the business or property of such person, or any partnership in which such person was a general partner, at or within two years before the time of filing, or any corporation or business association of which such person was an executive officer, at or within two years before such filings;

  (b)
  been convicted or pleaded guilty or nolo contendere in a criminal proceeding or is a named subject of a pending criminal proceeding (excluding traffic violations and other minor offences);

  (c)
  been the subject of any order, judgment, or decree, not subsequently reversed, suspended or vacated, of any court of competent jurisdiction, permanently or temporarily enjoining, barring, suspending or otherwise limiting such person's activities in any type of business, securities, trading, commodity or banking activities;

  (d)
  been the subject of any order, judgment or decree, not subsequently reversed, suspended or vacated, of any U.S. federal or state authority barring, suspending or otherwise limiting for more than 60 days the right of such person to engage in any type of business, securities, trading, commodity or banking activities, or to be associated with persons engaged in any such activity;

  (e)
  been found by a court of competent jurisdiction in a civil action or by the U.S. Securities and Exchange Commission (the "SEC"), or by the U.S. Commodity Futures Trading Commission to have violated a U.S. federal or state securities or commodities law, and the judgment has not been reversed, suspended, or vacated;

  (f)
  been the subject of, or a party to, any U.S. federal or state judicial or administrative order, judgment, decree, or finding, not subsequently reversed, suspended or vacated, relating to an alleged violation of: (i) any U.S. federal or state securities or commodities law or regulation; or (ii) any law or regulation respecting financial institutions or insurance companies including, but not limited to, a temporary or permanent injunction, order of disgorgement or restitution, civil money penalty or temporary or permanent cease-and-desist order, or removal or prohibition order; or (iii) any law or regulation prohibiting mail or wire fraud or fraud in connection with any business entity; or

  (g)
  been the subject of, or a party to, any sanction or order, not subsequently reversed, suspended or vacated, of any self-regulatory organization (as defined in Section 3(a)(26) of the Exchange Act (15 U.S.C.78c(a)(26))), any registered entity (as defined in Section 1(a)(29) of the U.S. Commodity Exchange Act (7 U.S.C.1(a)(29))), or any equivalent exchange, association, entity or organization that has disciplinary authority over its members or persons associated with a member.

        Additional information regarding the various committees of the Board of Directors, and the attendance of each director at meetings of the Board of Directors and its committees held during 2011, is set out below under "Corporate Governance".

        Directors will be elected by a plurality of the votes cast by shareholders who vote in person or by proxy at the Meeting. Cumulative voting (i.e., a form of voting where shareholders are permitted to cast all of their aggregate votes for a single nominee) will not be permitted. The directors must be elected by an affirmative vote of a plurality of the votes cast, either in person or by proxy, at the Meeting on this matter.

The Board recommends a vote "FOR" each of the nominees for director.

Appointment of Auditor

        The Corporation has proposed the re-appointment of PricewaterhouseCoopers LLP, Chartered Accountants, of Vancouver, British Columbia, as the auditor of the Corporation to hold office until the close of the next annual general meeting of the Corporation or until a successor is appointed. It is proposed that the remuneration to be paid to the auditor be fixed by the Board of Directors through the Audit Committee. Unless otherwise instructed, the proxies given pursuant to this solicitation will be voted "FOR" the re-appointment of PricewaterhouseCoopers LLP as the auditor of the Corporation to hold office until the close of the next annual general meeting of the Corporation or until a successor is appointed and that the remuneration to be paid to the auditor be fixed by the Board of Directors through the Audit Committee. PricewaterhouseCoopers LLP (then Coopers & Lybrand) was first appointed as the auditor of the Corporation on June 28, 1985.

        Representatives of PricewaterhouseCoopers LLP are expected to be present at the Meeting and to be available to respond to appropriate questions from persons present at the Meeting. If representatives of PricewaterhouseCoopers LLP are present at the Meeting, the Chairman of the Meeting will provide such representatives with the opportunity to make a statement if they so desire.

        The auditors must be appointed by an affirmative vote of a simple majority of the votes cast, either in person or by proxy, at the Meeting on this matter.

        The Board recommends a vote "FOR" the appointment of PricewaterhouseCoopers LLP, Chartered Accountants, of Denver, Colorado as the auditor of the Corporation.

Fees Paid to Auditor and their Independence from the Corporation

        The Corporation retained PwC to provide services which were billed for the years ended December 31, 2011 and 2010 in the following categories and amounts:

	2011		2010
Audit Fees(1)	Cdn$	243,000	Cdn$	306,000
Audit Related Fees(2)	Cdn$	130,000	Cdn$	5,500
Tax Fees(3)	Cdn$	108,000	Cdn$	93,100
All Other Fees(4)		—		—
Totals	Cdn$	481,000	Cdn$	404,600

(1)
"Audit Fees" represent fees for the audit of the Corporation's consolidated annual financial statements, review of the Corporation's interim financial statements and review in connection with regulatory financial filings.

(2)
"Audit Related Fees" represent fees for assistance with the application of accounting and financial reporting standards and regulatory filings.

(3)
"Tax Fees" represent fees for tax compliance, tax consulting and tax planning.

(4)
For 2011 and 2010, no other fees were paid for legal compliance and business practice reviews, financial information systems design and implementation, internal audit co-sourcing services or other matters not covered by Audit Fees, Audit Related Fees or Tax Fees.

Policy on Pre-Approval by Audit Committee of Services Performed by Independent Auditors

        The Audit Committee has adopted procedures requiring the Audit Committee to review and approve in advance of all particular engagements for services provided by the Corporation's independent auditor. Consistent with applicable laws, the procedures permit limited amounts of services, other than audit, review or attest services, to be approved by one or more members of the Audit Committee pursuant to authority delegated by the Audit Committee, provided the Audit Committee is informed of each particular service. All of the engagements and fees for 2011 were pre-approved by the Audit Committee. The Audit Committee reviews with the auditor whether the non-audit services to be provided are compatible with maintaining the auditor's independence. The Board has determined that fees paid to the independent auditors for non-audit services in any year will not exceed the fees paid for audit services during the year. Permissible non-audit services will be limited to fees for tax services, accounting assistance or audits in connection with acquisitions, and other services specifically related to accounting or audit matters such as audits of employee benefit plans.

Approval of Unallocated Options Under the Corporation's Stock Option Plan

        The rules of the TSX require that all unallocated options, rights or other entitlements under a listed corporation's security based compensation arrangement, which does not have a fixed maximum aggregate number of securities issuable, be approved every three years by a majority of both the listed corporation's directors and by it's shareholders. The Corporation's Stock Option Plan (the "Stock Option Plan") is a "rolling" stock option plan and provides that the maximum number of Common Shares that may be issuable pursuant to options granted under the Stock Option Plan, together with all other security based compensation arrangements of the Corporation, which includes the Corporation's Long Term Equity Incentive Plan (the "LTIP"), is a variable number equal to 10% of the total number of Common Shares issued and outstanding as of the date of the grant on a non-diluted basis. Accordingly, the unallocated options under the Stock Option Plan must be approved by a majority of both the Corporation's directors and by its shareholders. The Board of Directors unanimously approved all unallocated options under the Stock Option Plan on March 5, 2012. At the Meeting, shareholders will be asked to approve all unallocated options under the Stock Option Plan until April 30, 2015.

        Unless otherwise instructed, the proxies given pursuant to this solicitation will be voted "FOR" the approval of all unallocated options under the Stock Option Plan.

        As of March 21, 2012, there were 3,195,000 Common Shares issuable under issued and outstanding options under the Stock Option Plan and 1,310,000 Common Shares issuable under Awards that have been granted under the LTIP (defined below as "Awards"). Accordingly, 4,505,000 Common Shares (or 6.3% of the total number of issued and outstanding Common Shares) are issuable under the foregoing options or Awards. 2,667,888 Common Shares (or 3.7% of the total number of issued and outstanding Common Shares) in aggregate remain available for future grants under the Stock Option Plan and the LTIP.

        Currently outstanding options will be unaffected if this resolution is not approved. However, currently outstanding options which have been terminated will not be available for re-grant and the Corporation's Board of Directors will not be able to grant new options if the unallocated options are not approved. If the unallocated options are approved at the Meeting then the unallocated options will have to be re-approved by the shareholders at the Corporation's annual general meeting in 2015. The Board of Directors has not granted any options that are conditional on the approval of this resolution and it cannot currently be determined the amount of such options that may be granted in the future to any individual participant, all executive officers as a group, all directors as a group, any nominee for election as a director, any associate of an executive officer, director or nominee, any employee of the Corporation or all employees as a group.

        The text of the ordinary resolution to approve all unallocated options under the Stock Option Plan is set out in Appendix "B". Additional information on the Stock Option Plan is set out below under the heading "Executive Compensation — Compensation Discussion and Analysis — Elements of the Corporation's Compensation Program for Fiscal Year 2011 — Stock Incentive Awards — Stock Options".

Certain United States Federal Income Tax Consequences

        The following is a brief summary of certain United States federal income tax consequences with respect to the issuance and exercise of options granted under the Stock Option Plan. This summary does not describe all federal tax consequences under the Stock Option Plan, including the consequences of owing and selling the Common Shares, nor does it describe state, local or foreign tax consequences.

Scope of This Disclosure

        This summary does not address the U.S. federal income tax consequences of participation in the Stock Option Plan by a non-U.S. Participant. For purposes of this summary, a "U.S. Participant" is a participant in the Stock Option Plan and who is either a citizen of the U.S. or a resident alien of the U.S. for purposes of the Internal Revenue Code of 1986, as amended (the "Code"), and the Canada-U.S. Tax Convention. For purposes of this summary, a "non-U.S. Participant" is a participant in the Stock Option Plan who is not a U.S. Participant.

Tax Consequences With Respect to Options

        The following is a summary of certain anticipated material U.S. federal income tax consequences with respect to options granted pursuant to the Stock Option Plan. This summary is based on the the Code, Treasury Regulations, published IRS rulings, published administrative positions of the IRS. The options granted under the Stock Option Plan are not intended to qualify as "incentive stock options" under Section 422 of the Code. Accordingly, the options should be treated as "non-qualified stock options". In general, the following tax consequences will apply to U.S. Participants:

  •
  Grant.  U.S. Participants will not recognize any taxable income at the time an option is granted.

  •
  Exercise.  Upon the exercise of an option, exercising U.S. Participants will recognize ordinary income in the amount by which the fair market value of the Common Shares at the time of exercise exceeds the option exercise price, and Company generally will be entitled at that time to an income tax deduction for the same amount. If a U.S. Participant is an employee or former employee this income may be subject to income and payroll tax withholding.

  •
  Tax Basis of the Acquired Common Shares.  If a U.S. Participant pays the exercise price in cash, the U.S. Participant's original tax basis in the Common Shares received upon exercise will equal the sum of (1) the option exercise price plus (2) the amount such a U.S. Participant is required to recognize as income as a result of the exercise. If the U.S. Participant pays the exercise price by tendering other Common Shares, the U.S. Participant will not recognize gain or loss on the tendered Common Shares, but the original tax basis for an equal number of Common Shares acquired upon exercise of the option will be the same as the adjusted tax basis for the tendered Common Shares. The remaining acquired Common Shares will have an original tax basis equal to (a) the sum of the amount of the exercise price paid in cash, if any, plus (b) any amount the U.S. Participant is required to recognize as income as a result of the option exercise.

  •
  Holding Period.  The holding period for Common Shares acquired upon exercise of an option, for purposes of determining whether any capital gain or loss on a holder's subsequent sale is long-term or short-term, shall begin at the time of the exercise of the option (or, in the case of an officer or director who does not make the Section 83(b) election described below, on the date up to six months later when ordinary income is recognized).

  •
  Tax Consequences to U.S. Participants if Options are Issued with an Exercise Price at Less than Fair Market Value. In order to be exempt from Section 409A of the Code, the exercise price of a non-qualified stock option must not be less than the fair market value (determined in accordance with applicable regulations) of a Share on the date of grant of the option. If an option granted pursuant to the Stock Option Plan is issued with an exercise price that is less than fair market value (determined in accordance with applicable regulations) at the date of grant, this could result in adverse tax consequences to a U.S. Participant under Section 409A of the Code, including recognition of income at the time of vesting of the option whether or not the option is exercised, and a 20% penalty tax.

U.S. Participants Subject to Section 16(b) of the Securities Exchange Act

        If a U.S. Participant is an executive officer or director subject to Section 16(b) of the Securities Exchange Act of 1934, any Common Shares received upon exercise of an option may be treated as restricted property for purposes of Section 83 of the Code. In that case, such U.S. Participant may be deemed to have acquired the Common Shares at a date up to six months after the date of exercise, and such U.S. Participant will recognize (and be taxed on) ordinary income as of the later date, rather than as of the date of exercise. However, Section 83(b) of the Code allows a U.S. Participant to elect to recognize ordinary income as of the date of exercise, without regard to Section 16(b) restrictions. The U.S. Participant must make the election in the manner specified in Section 83(b) within 30 days after the Common Shares are paid out. If (1) the Common Shares paid out are treated as restricted property for purposes of Section 83 of the Code because of the application of Section 16(b) of the Securities Exchange Act of 1934 and (2) the U.S. Participant does not make a Section 83(b) election within the required time period, the U.S. Participant will recognize and be taxed on ordinary income in the amount of the fair market value of the Common Shares at the later date, rather than recognizing, and being taxed on, ordinary income in the amount of the fair market value of the Common Shares on the exercise date.

Change in Control

        Depending on the terms of a U.S. Participant's award agreement, upon a change in control of the Company, restrictions on a U.S. Participant's award may lapse, or a U.S. Participant's award may mature on an accelerated schedule. If this type of benefit, or other benefits and payments connected with a U.S. Participant's award that result from a change in control of the Company, are granted to certain individuals (such as the Company's executive officers), the benefits and payments may be deemed to be "parachute payments" within the meaning of Section 280G of the Code. Section 280G provides that if parachute payments to an individual equal or exceed three times the individual's "base amount," the excess of the parachute payments over one times the base amount will be subject to a 20% excise tax payable by the individual. Any amount that is subject to an excise tax is also not deductible by the Company. "Base amount" is the individual's average annual compensation over the five taxable years preceding the taxable year in which the change in control occurs. Each U.S. Participant should consult his or her own tax advisor own tax advisor regarding potential tax liability upon a change in control of the Company.

Certain Special Rules

        The foreign earned income exclusion provisions and the foreign tax credit provisions of the Code may, under certain circumstances, reduce the U.S. federal income tax liability of a U.S. Participant with respect to participation in the Stock Option Plan. U.S. Participants should consult their own tax advisor regarding the foreign earned income exclusion provisions and the foreign tax credit provisions of the Code.

Income Tax Deduction

        Subject to the Section 280G limitations described above and the usual rules concerning reasonable compensation, including the Company's obligation to withhold or otherwise collect certain income and payroll taxes, and assuming that, as expected, options granted under the Stock Option Plan are "qualified performance-based compensation" within the meaning of Section 162(m) of the Code, the Company generally will be entitled to a corresponding income tax deduction at the time a participant recognizes ordinary income from an option granted under the Stock Option Plan.

        The Board recommends that the shareholders vote "FOR" the resolution approving all unallocated options under the Stock Option Plan.

Approval of Unallocated Awards Under the Corporation's Long Term Equity Incentive Plan

        As stated above, the rules of the TSX require that all unallocated options, rights or other entitlements under a listed corporation's security based compensation arrangement, which does not have a fixed maximum aggregate number of securities issuable, be approved every three years by a majority of both the listed corporation's directors and by its shareholders. The LTIP provides that the maximum number of Common Shares available for issuance pursuant to awards under the LTIP, together with all other security based compensation arrangements of the Corporation, which includes the Stock Option Plan, is 10% of the issued and outstanding Common Shares on a non-diluted basis. Accordingly, the unallocated Awards under the LTIP must be approved by a majority of both the Corporation's directors and by its shareholders. The Board of Directors unanimously approved all unallocated Awards under the LTIP on March 5, 2012. At the Meeting, shareholders will be asked to approve all unallocated Awards under the LTIP until April 30, 2015.

        Unless otherwise instructed, the proxies given pursuant to this solicitation will be voted "FOR" the approval of all unallocated Awards under the LTIP.

        As of March 21, 2012, there were 3,195,000 Common Shares issuable under issued and outstanding options under the Stock Option Plan and 1,310,000 Common Shares issuable under Awards that have been granted under the LTIP (defined below as "Awards"). Accordingly, 4,505,000 Common Shares (or 6.3% of the total number of issued and outstanding Common Shares) are issuable under the foregoing options or Awards. 2,667,888 Common Shares (or 3.7% of the total number of issued and outstanding Common Shares) in aggregate remain available for future grants under the Stock Option Plan and the LTIP.

        Currently outstanding Awards will be unaffected if this resolution is not approved. However, currently outstanding Awards which have been terminated will not be available for re-grant and the Corporation's Board of Directors will not be able to grant new Awards if the unallocated Awards are not approved. If the unallocated Awards are approved at the Meeting, then the unallocated Awards will have to be re-approved by the shareholders at the Corporation's annual general meeting in 2015. The Board of Directors has not granted any Awards that are conditional on the approval of this resolution and it cannot currently be determined the amount of such Awards that may be granted in the future to any individual participant, all executive officers as a group, all directors as a group, any nominee for election as a director, any associate of an executive officer, director or nominee, any employee of the Corporation or all employees as a group.

        The text of the ordinary resolution to approve all unallocated Awards under the LTIP is set out in Appendix "B". Additional information on the LTIP is set out below under the heading "Executive Compensation — Compensation Discussion and Analysis — Elements of the Corporation's Compensation Program for Fiscal Year 2011 — Stock Incentive Awards — Long Term Equity Incentive Awards".

        The Board recommends that the shareholders vote "FOR" the resolution approving all unallocated Awards under the LTIP.

Information About Proxies

Solicitation of Proxies

        The solicitation of proxies by management and the Board of the Corporation will be made primarily by mail but solicitation may be made by telephone or in person with the cost of such solicitation to be borne by the Corporation. While no arrangements have been made to date, the Corporation may contract for the solicitation of proxies for the Meeting. Such arrangements would include customary fees which would be borne by the Corporation.

Appointment of Proxyholder

        The persons named in the enclosed form of proxy for the Meeting are officers of the Corporation and nominees of management and the Board. A registered shareholder has the right to appoint some other person, who need not be a shareholder, to represent such registered shareholder at the Meeting by inserting that other person's name in the blank space provided on the form of proxy, which form of proxy is set out in Appendix "A". If a registered shareholder appoints one of the persons designated in the accompanying form of proxy as a nominee and does not direct the said nominee to vote either "FOR" or "AGAINST" or "WITHHOLD" from voting on a matter or matters, or where instructions on the form of proxy are uncertain with respect to which an opportunity to specify how the Common Shares registered in the name of such registered shareholder shall be voted, the proxy shall be voted "FOR" the resolution.

        The instrument appointing a proxyholder must be in writing and signed by the registered shareholder, or such registered shareholder's attorney authorized in writing, or if the registered shareholder is a corporation, by a duly authorized officer, or attorney, of such corporation. An undated but executed proxy will be deemed to be dated the date of the mailing of the proxy by the Corporation or its agent. In order for a proxy to be valid, a registered shareholder must:

  (a)
  sign and print his or her name on the lines specified for such purpose at the bottom of the form of proxy; and

  (b)
  return the properly executed and completed form of proxy:

  (i)
  by mailing it or delivering it by hand in the appropriate enclosed return envelope addressed to Computershare Investor Services Inc., or

  (ii)
  by faxing it to Computershare Investor Services Inc. at 1-866-249-7775 (toll free in North America) or 1-416-263-9524 (international), to be received by 4:30 p.m., Toronto time, on April 26, 2012, or no later than 48 hours (excluding Saturdays, Sundays and holidays) before any adjournment or postponement of the Meeting, unless the Chairman of the Meeting elects to exercise his discretion to accept proxies received subsequently.

Revocation of Proxy

        A registered shareholder may revoke a proxy by delivering an instrument in writing executed by such registered shareholder or by the registered shareholder's attorney authorized in writing or, where the registered shareholder is a corporation, by a duly authorized officer or attorney of such corporation, either to the registered office of the Corporation at any time up to and including the last business day preceding the day of the Meeting or any adjournment or postponement thereof, with the Chairman of the Meeting on the day of the Meeting or any adjournment or postponement thereof and before any vote in respect of which the proxy is to be used shall have been taken, or in any other manner permitted by law.

Voting of Proxies

        A registered shareholder may direct the manner in which his or her Common Shares are to be voted or withheld from voting in accordance with the instructions of the registered shareholder by marking the form of proxy accordingly. The management nominees designated in the enclosed form of proxy will vote the Common Shares represented by proxy in accordance with the instructions of the registered shareholder on any resolution that may be called for and if the registered shareholder specifies a choice with respect to any matter to be acted upon, the Common Shares will be voted accordingly. Where no choice is so specified with respect to any resolution or in the absence of certain instructions, the Common Shares represented by a proxy given to management will be voted "FOR" the resolution. If more than one direction is made with respect to any resolution, such Common Shares will similarly be voted "FOR" the resolution.

Exercise of Discretion by Proxyholders

        The enclosed form of proxy when properly completed and delivered and not revoked, confers discretionary authority upon the proxyholders named therein with respect to amendments or variations of matters identified in the accompanying Notice of Meeting, and other matters not so identified which may properly be brought before the Meeting. At the date of this Information Circular, management of the Corporation knows of no such amendments, variations or other matters to come before the Meeting. If any amendment or variation or other matter comes before the Meeting, the persons named in the proxy will vote in accordance with their best judgement on such amendment, variation or matter, subject to any limitations imposed by applicable law.

Voting by Beneficial Shareholders

        The information set out in this section is important to many shareholders as a substantial number of shareholders do not hold their Common Shares in their own name.

        Persons who hold Common Shares through their brokers, agents, trustees or other intermediaries (such persons, "Beneficial Shareholders") should note that only proxies deposited by registered shareholders whose names appear on the share register of the Corporation may be recognized and acted upon at the Meeting. If Common Shares are shown on an account statement provided to a Beneficial Shareholder by a broker, then in almost all cases the name of such Beneficial Shareholder will not appear on the share register of the Corporation. Such Common Shares will most likely be registered in the name of the broker or an agent of the broker. In Canada, the vast majority of such shares will be registered in the name of "CDS & Co.", the registration name of CDS Clearing and Depositary Services Inc., and in the United States, the vast majority will be registered in the name of "Cede & Co.", the registration name of the Depository Trust Company, which entities act as nominees for many brokerage firms. Common Shares held by brokers, agents, trustees or other intermediaries can only be voted by those brokers, agents, trustees or other intermediaries in accordance with instructions received from Beneficial Shareholders. As a result, Beneficial Shareholders should carefully review the voting instructions provided by their intermediary with this Information Circular and ensure they communicate how they would like their Common Shares voted in accordance with those instructions.

        Beneficial Shareholders who have not objected to their intermediary disclosing certain ownership information about themselves to the Corporation are referred to as "NOBOs". Those Beneficial Shareholders who have objected to their intermediary disclosing ownership information about themselves to the Corporation are referred to as "OBOs". In accordance with the requirements of National Instrument 54-101 of the Canadian Securities Administrators, the Corporation has elected to send the Notice of Meeting, this Information Circular and the form of proxy (collectively, the "Meeting Materials") indirectly through intermediaries to all of the Beneficial Shareholders. The intermediaries (or their service companies) are responsible for forwarding the Meeting Materials to each Beneficial Shareholder, unless the Beneficial Shareholder has waived the right to receive them.

        Intermediaries will frequently use service companies to forward the Meeting Materials to Beneficial Shareholders. Generally, a Beneficial Shareholder who has not waived the right to receive Meeting Materials will either:

  (a)
  be given a form of proxy which (i) has already been signed by the intermediary (typically by a facsimile, stamped signature), (ii) is restricted as to the number of shares beneficially owned by the Beneficial Shareholder, and (iii) must be completed, but not signed, by the Beneficial Shareholder and deposited with Computershare Investor Services Inc.; or

  (b)
  more typically, be given a voting instruction form ("VIF") which (i) is not signed by the intermediary, and (ii) when properly completed and signed by the Beneficial Shareholder and returned to the intermediary or its service company, will constitute voting instructions which the intermediary must follow.

        VIFs should be completed and returned in accordance with the specific instructions noted on the VIF. The purpose of this procedure is to permit Beneficial Shareholders to direct the voting of the Common Shares which they beneficially own.

        Please return your voting instructions as specified in the VIF. Beneficial Shareholders should carefully follow the instructions set out in the VIF, including those regarding when and where the VIF is to be delivered.

        Although Beneficial Shareholders may not be recognized directly at the Meeting for the purpose of voting Common Shares registered in the name of their broker, agent, trustee or other intermediary, a Beneficial Shareholder may attend the Meeting as a proxyholder for a shareholder and vote Common Shares in that capacity. Beneficial Shareholders who wish to attend the Meeting or have someone else attend on their behalf, and indirectly vote their Common Shares as proxyholder for the registered shareholder should contact their broker, agent, trustee or other intermediary well in advance of the Meeting to determine the steps necessary to permit them to indirectly vote their Common Shares as a proxyholder.

Securities Entitled to Vote

        As of March 21, 2012 the authorized share capital of the Corporation consists of an unlimited number of Common Shares, without par value of which 71,728,883 Common Shares are issued and outstanding. Every shareholder who is present in person and entitled to vote at the Meeting shall on a show of hands have one vote and shall on a poll have one vote for each Common Share of which the shareholder is the registered holder, and such shareholder may exercise such vote either in person or by proxy.

        The Board of Directors of the Corporation has fixed the close of business on March 21, 2012 as the record date for the purpose of determining the shareholders entitled to receive notice of the Meeting, but the failure of any shareholder to receive notice of the Meeting does not deprive such shareholder of the entitlement to vote at the Meeting. Every registered shareholder of record at the close of business on March 21, 2012 who personally attends the Meeting will be entitled to vote at the Meeting or any adjournment or postponement thereof, except to the extent that:

  (a)
  such shareholder has transferred the ownership of any of his or her Common Shares after March 21, 2012; and

  (b)
  the transferee of those Common Shares produces properly endorsed share certificates, or otherwise establishes that he or she owns the Common Shares, and demands, not later than 10 days before the Meeting, that his or her name be included in the list of shareholders entitled to vote at the Meeting, in which case the transferee is entitled to vote those Common Shares at the Meeting.

Broker Non-Votes

        Brokers and other intermediaries, holding shares in street name for their customers, are required to vote the shares in the manner directed by their customers. Under the Business Corporations Act (Yukon), brokers are not entitled to vote shares held in street name for their customers where they have not received written voting instructions from the Beneficial Shareholders of those shares. Under the rules of the NYSE, brokers are prohibited from giving proxies to vote on non-routine matters (including, but not limited to, non-contested director elections and equity compensation plan matters) unless the beneficial owner of such shares has given voting instructions on the matter.

        The absence of a vote on a matter where the broker has not received written voting instructions from a Beneficial Shareholder is referred to as a "broker non-vote". Any shares represented at the Meeting but not voted (whether by abstention, broker non-vote or otherwise) will have no impact on any matters to be acted upon at the Meeting.

Ownership of the Corporation's Common Shares

Ownership by Management

        The following table sets forth certain information regarding beneficial ownership, control or direction, directly or indirectly, of the Corporation's Common Shares, as of March 21, 2012, by (i) each of the

Corporation's executive officers and directors and (ii) the Corporation's executive officers and directors, as a group.

Name and Position(1)	Common Shares Beneficially Owned		Percentage of Class(2)
NICOLE S. ADSHEAD-BELL Director	100,000	(3)	*
JOHN M. CLARK Director	196,738	(4)	*
W. DURAND EPPLER Director	381,280	(5)	1%
C. THOMAS OGRYZLO Director	230,176	(6)	*
TRACY A. STEVENSON Director	207,000	(7)	*
MICHAEL B. RICHINGS Chairman and Director	593,429	(8)	1%
FREDERICK H. EARNEST President, Chief Executive Officer and Director	485,087	(9)	1%
TERRI L. EGGERT Interim Chief Financial Officer	nil		nil
All executive officers and directors as a group (8 persons)	2,193,710		3%

*
Represents less than 1% of the outstanding Common Shares.

(1)
The address of each of the persons listed is c/o Vista Gold Corp., 7961 Shaffer Parkway, Suite 5, Littleton, Colorado 80127.

(2)
In accordance with Rule 13d-3(d)(1) under the Exchange Act, the applicable percentage of ownership for each person is based on 71,728,883 Common Shares outstanding as of March 21, 2012, plus any securities held by such person exercisable for or convertible into Common Shares within 60 days after March 21, 2012.

(3)
Includes 25,000 Common Shares owned currently, 50,000 Common Shares which may be acquired upon the exercise of immediately exercisable options and 25,000 Common Shares which may be acquired upon the exercise of warrants.

(4)
Includes 10,869 Common Shares owned currently, 175,000 Common Shares which may be acquired upon the exercise of immediately exercisable options and 10,869 Common Shares which may be acquired upon the exercise of warrants.

(5)
Includes 136,280 Common Shares owned currently, 175,000 Common Shares which may be acquired upon the exercise of immediately exercisable options and 70,000 Common Shares which may be acquired upon the exercise of warrants.

(6)
Includes 55,176 Common Shares owned currently and 175,000 Common Shares which may be acquired upon the exercise of immediately exercisable options.

(7)
Includes 7,000 Common Shares owned currently and 200,000 Common Shares which may be acquired upon the exercise of immediately exercisable options.

(8)
Includes 123,429 Common Shares owned currently, 445,000 Common Shares which may be acquired upon the exercise of immediately exercisable options and 25,000 Common Shares which may be acquired upon the exercise of warrants.

(9)
Includes 55,087 Common Shares owned currently, 410,000 Common Shares which may be acquired upon the exercise of immediately exercisable options and 20,000 Common Shares which may be acquired upon the exercise of warrants.

Ownership by Principal Shareholders

        The following table sets forth certain information regarding the ownership of the Corporation's Common Shares as at March 21, 2012 by each shareholder known to the Corporation to beneficially own or control or direct, directly or indirectly, more than five percent of the Corporation's outstanding Common Shares based on such person's Schedule 13G filed with the SEC.

Name and Address	Common Shares Beneficially Owned(1)		Percentage of Class(1)
Sun Valley Gold LLC ("Sun Valley")(2) 620 Sun Valley Road Sun Valley, ID 83353	10,912,016	(2)	14.77%
Sprott Inc. ("Sprott")(3) Suite 2700, South Tower, Royal Bank Plaza Toronto, ON M5J 2J1	9,900,914	(3)	13.25%
Van Eck Associates Corporation 335 Madison Ave. — 19th Floor New York, NY 10017	6,823,055		9.51%
BlackRock Inc. 335 Madison Ave. — 19th Floor New York, NY 10017	4,000,157		5.58%

(1)
In accordance with Rule 13d-3(d)(1) under the United States Securities Exchange Act of 1934, as amended, the applicable percentage of ownership of each shareholder is based on 71,728,883 Common Shares outstanding as of March 21, 2012, plus any securities held by such shareholder exercisable for or convertible into Common Shares within 60 days after the date of this Information Circular.

(2)
Sun Valley exercises control and direction over 8,738,103 Common Shares (representing 12.18% of the outstanding Common Shares as of March 21, 2012 on a undiluted basis) and 2,173,913 Common Share purchase warrants on behalf of client accounts over which it has discretionary trading authority. If exercised, the 2,173,913 warrants over which Sun Valley exercises control and discretion would, together with the 8,738,103 Common Shares over which Sun Valley exercises control and direction, represent 14.77% of the issued and outstanding Common Shares (after giving effect to the exercise of such warrants, but not the exercise of any other convertible securities of the Corporation). Sun Valley Gold Master Fund, Ltd. (the "Master Fund") is the beneficial owner of 5,128,113 of the Common Shares and 1,673,913 of the warrants over which Sun Valley exercises control and direction. The sole shareholders of the Master Fund are Sun Valley Gold International, Ltd., of which Sun Valley is the Investment Manager, and Sun Valley Gold, L.P., of which Sun Valley is the General Partner. Sun Valley has discretionary trading authority, and exercises control and direction, over the securities of the Issuer beneficially owned by the Master Fund. The balance of such Common Shares and warrants are beneficially owned by arm's-length clients on behalf of whom Sun Valley manages investment accounts.

(3)
Sprott exercises control and direction over 6,879,175 Common Shares (representing 9.59% of the outstanding Common Shares as of March 21, 2012 on a undiluted basis) and 3,021,739 Common Share purchase warrants on behalf of client accounts over which it has discretionary trading authority. If exercised, the 3,021,739 warrants over which Sprott exercises control and discretion would, together with the 6,879,175 Common Shares over which Sun Valley exercises control and direction, represent 13.25% of the issued and outstanding Common Shares (after giving effect to the exercise of such warrants, but not the exercise of any other convertible securities of the Corporation). Exploration Capital Partners 2008 Limited Partnership is the beneficial owner of 2,500,000 of the Common Shares and 2,500,000 of the warrants over which Sprott exercises control and direction.

Change in Control

        The Corporation has no charter or by-law provisions that would delay, defer or prevent a change in control of the Corporation.

        The Corporation is not aware of any arrangement that might result in a change in control in the future. To the Corporation's knowledge there are no arrangements, including any pledge by any person of the Corporation's securities, the operation of which may at a subsequent date result in a change in the Corporation's control.

Quorum

        Under By-Law No. 1 of the Corporation, the quorum for the transaction of business at the Meeting is two shareholders present in person or by proxy.

        Abstentions will be counted as present for purposes of determining the presence of a quorum for purposes of these matters, but will not be counted as votes cast. Broker non-votes (shares held by a broker or nominee as to which the broker or nominee does not have the authority to vote on a particular matter) will not be counted as present for purposes of determining the presence of a quorum for purposes of these matters and will not be voted.

        Accordingly, neither abstentions nor broker non-votes will have any effect on the outcome of the votes on the matters to be acted upon at the Meeting.

Corporate Governance

        The Corporation's Board of Directors and executive officers consider good corporate governance to be an important factor in the efficient and effective operation of the Corporation. The Canadian Securities Administrators implemented National Policy 58-201 — Corporate Governance Guidelines and Canadian National Instrument 58-101 — Disclosure of Corporate Governance Practices ("NI 58-101") in each of the provinces and territories of Canada. The NYSE Amex Equities ("NYSE Amex") has also established rules for corporate governance as detailed in the NYSE Amex's Company Guide (the "NYSE Amex Company Guide"). The Board of Directors is of the view that the Corporation's system of corporate governance meets or exceeds the majority of each of these sets of guidelines and requirements.

Board of Directors

        The present Board of Directors consists of seven directors, four of whom are viewed as being "independent" within the meaning of NI 58-101 and five of whom qualify as unrelated directors who are viewed as being "independent" within the meaning of Section 803A of the NYSE Amex Company Guide. Nicole S. Adshead-Bell, John M. Clark, C. Thomas Ogryzlo and Tracy A. Stevenson are considered to be independent members of the Board of Directors.

        Although W. Durand Eppler is considered to be independent within the meaning of Rule 803A of the NYSE Amex Company Guide, he is not considered to be independent under Rule 10A-3 of the Exchange Act or NI 58-101 as a result of consulting fees in the amount of $330,000 ($90,000 in 2009, $120,000 in 2010 and $120,000 in 2011) that were paid since April 1, 2009, by the Corporation to Sierra Partners LLC ("Sierra"), a limited liability company in which Mr. Eppler is a managing member and one-third owner.

        On April 1, 2008, the Corporation entered into an agreement with Sierra to provide investor relations and corporate finance consulting services to the Corporation. Under the terms of the agreement, Sierra provided consulting services to the Corporation between April 1, 2008 and March 31, 2009. On April 1, 2009, the Corporation entered into a subsequent agreement. Under the terms of the agreement, Sierra provided consulting services to the Corporation between April 1, 2009 and March 31, 2010, after which time Sierra has provided consulting services on a month-to-month basis. Sierra provides support and analysis of the Corporation's general corporate finance and strategy efforts. As compensation for these services, the Corporation agreed to pay to Sierra a monthly retainer fee of $10,000 during the term of the agreement and issue to Sierra 60,000 of the Corporation's stock options. As of December 31, 2011, the Corporation had made payments totalling $330,363, which included consulting fees of $330,000 and reimbursed expenses of $363, and had issued the 90,000 stock options with a recorded expense of $94,000. The Board of Directors does not believe that the payment of this consulting fee will materially interfere with Mr. Eppler's ability to act in the best interests of the Corporation and has concluded that he remains able to act independently of management of the Corporation.

        Frederick H. Earnest is not an independent director because of his management position with the Corporation and Michael B. Richings is not an independent director because of his management position with the Corporation within the last three years.

Board Leadership Structure

        Michael B. Richings is the Chairman of the Board and is not considered under securities laws to be an independent director. All of the independent directors are members of the Corporate Governance Committee, which meet regularly without management present. In addition, the Audit Committee is comprised entirely of independent directors within the meaning of Rule 10A-3 of the Exchange Act and Section 803A of the NYSE

Amex Company Guide. W. Durand Eppler, a non-management director who is "independent" within the meaning of Section 803A of the NYSE Amex Company Guide, is a member of the Compensation Committee. The Board has reviewed the Corporation's current Board leadership structure in light of the composition of the Board, the Corporation's size, the nature of the Corporation's business, the regulatory framework under which the Corporation operates, the Corporation's share base, the Corporation's peer group and other relevant factors, and has determined that having a non-executive Chairman of the Board with the valuable experience and knowledge of the Corporation that Mr. Richings possesses is currently the most appropriate leadership structure for the Corporation.

        The Board of Directors believes that adequate structures and processes are in place to facilitate the functioning of the Board of Directors independently of the Corporation's management. A majority of the Board of Directors are independent directors. The Audit Committee, the Corporate Governance Committee and the Compensation Committee are entirely composed of independent directors. In addition, the Board of Directors has discussed the independence of Mr. Eppler and concluded that the corporate finance and strategy services provided by the firm in which he is a partner do not affect his ability to independently evaluate the matters of consideration before the Board, nor has it affected his ability to participate in the open dialogue that is essential to the function of the Board. The independent directors met together 10 times during 2011, with the exception of Dr. Adshed-Bell, who was appointed to the Board of Directors on August 2, 1011 and attended the four Board meetings that took place after her appointment. The regularly scheduled committee meetings give the independent directors the opportunity for open and frank discussions on all matters they consider relevant, including an assessment of their own performance. In addition, the Board of Directors meets periodically with the Corporation's auditor without management present. Accordingly, the Board of Directors believes that there is adequate leadership of the independent directors and that it is currently unnecessary to appoint a lead independent director.

        A number of directors of the Corporation hold directorships with other issuers. Details of those other directorships can be found above in the table under the heading "Particular Matters to be Acted Upon — Election of Directors".

        The meeting attendance for the year ended December 31, 2011 is summarized in the table below:

Director	Board Meetings (Attended/Held)	Committee Meetings (Attended/Held)
Nicole S. Adshead-Bell(1)	4/4	N/A	(2)
John M. Clark	11/11	11/11
Frederick H. Earnest	11/11	N/A
W. Durand Eppler	10/11	6/6
C. Thomas Ogryzlo	11/11	11/11
Michael B. Richings	11/11	N/A
Tracy A. Stevenson	10/11	10/11

(1)
Nicole S. Adshead-Bell was appointed as a director of the Corporation on August 2, 2011. Four Board meetings took place between August 2, 2011 and December 31, 2011.

(2)
No Corporate Governance Committee meetings were held in 2011 after the appointment of Nicole S. Adshead-Bell.

        None of the incumbent directors of the Corporation, except Nicole S Adshead-Bell, who was appointed as a director of the Corporation on August 2, 2011, attended fewer than 75% of the Board meetings in 2011.

        The President and Chief Executive Officer of the Corporation is required to attend the annual general meetings. Attendance by other directors is discretionary. Messrs. Clark, Earnest, Eppler, Ogryzlo, Stevenson and Richings attended the 2011 annual general meeting. Dr. Adshead-Bell was not a director at the time of the 2011 annual general meeting.

Mandate of the Board of Directors

        Pursuant to the Yukon Business Corporations Act, the Board of Directors is required to manage or supervise the management of the affairs and business of the Corporation. The Board of Directors has adopted a written mandate, which defines its stewardship responsibilities in light of this statutory obligation. Under this mandate, the directors' principal responsibilities are to supervise and evaluate management, to oversee the conduct of the business, to set policies appropriate for the business and to approve corporate strategies and goals. In addition, the Board of Directors has also specifically assumed responsibility for succession planning and monitoring senior management, the Corporation's disclosure policy, and the integrity of the Corporation's internal control and management information systems. In carrying out these responsibilities, the Board of Directors is entitled to place reasonable reliance on management. The mandate and responsibilities of the Board of Directors are to be carried out in a manner consistent with the fundamental objective of protecting and enhancing the value of the Corporation and providing ongoing benefit to the shareholders. A copy of the Mandate of the Board of Directors is attached as Appendix "C".

Position Descriptions

        The Board of Directors has developed written position descriptions for the Chair of the Board of Directors, the Chair of each committee, or the Chief Executive Officer. Accordingly, the roles and responsibilities of those positions are currently delineated on the basis of customary practices.

        The Chair of each committee of the Board of Directors is identified below under the heading "Committees of the Board of Directors".

Orientation and Continuing Education

        New Board members receive comprehensive orientation regarding the role of the Board of Directors, its committees and the directors, as well as the nature and operations of the Corporation's business. As well, presentations are given, from time to time, to the Board of Directors on legal and other matters applicable to the Corporation and directors' duties.

Ethical Business Conduct

        On December 19, 2003, the Board of Directors adopted a Code of Business Conduct and Ethics (the "Code of Ethics"), which is based on the fundamental principles of honesty, loyalty, fairness, forthrightness and use of common sense in general. The Code of Ethics was amended on March 2, 2009. An integral part of the Code of Ethics is the policy that the Corporation will be managed with full transparency, and in the best interests of the shareholders and other stakeholders of the Corporation. The Code of Ethics (as amended) is available on the Corporation's website at www.vistagold.com and on the System for Electronic Document Analysis and Retrieval ("SEDAR") at www.sedar.com. The Code of Ethics applies to all directors, officers and employees, including the principal executive, financial and accounting officers. The Board of Directors, through the Corporate Governance Committee, is responsible for monitoring compliance with the Code of Ethics. The Corporate Governance Committee reviews with management any issues with respect to compliance with the Code of Ethics. The Corporation intends to disclose any waiver from a provision of its Code of Ethics that applies to any of its principal executive officer, principal financial officer, principal accounting officer or controller or persons performing similar functions that relates to any element of its Code of Ethics on its website. No waivers were granted from the requirements of the Corporation's Code of Ethics during the year ended December 31, 2011, or during the subsequent period through to the date of this Information Circular.

        The Board of Directors ensures, through the Corporate Governance Committee, that the directors exercise independent judgement in considering transactions and agreements in respect of which a director or executive officer has a material interest. The Code of Ethics sets out the procedure with respect to reporting conflicts of interest. Actual or potential conflicts of interests are reported to the Chair of the Corporate Governance Committee. Members of the Corporate Governance Committee are required to be particularly vigilant in reviewing and approving conflicts of interests.

Committees of the Board of Directors

        During 2011, there were three standing committees of the Board of Directors: the Audit Committee; the Corporate Governance Committee; and the Compensation Committee, each described below. On March 5, 2012, the Board of Directors formed the Health, Safety, Environmental and Social Responsibility Committee. The Health, Safety, Environmental and Social Responsibility Committee is chaired by W. Durand Eppler. Its other members are Frederick Earnest and Michael Richings. Between meetings of the Board of Directors, certain of its powers may be exercised by these standing committees, and these committees, as well as the Board of Directors, sometimes act by unanimous written consent. All of the directors on each committee, except the Health, Safety, Environmental and Social Responsibility Committee, are "independent" within the meaning of Section 803A of the NYSE Amex Company Guide. All of the directors on the Audit Committee and the Corporate Governance Committee are "independent" within the meaning of National Instrument 52-110 — Audit Committees ("NI 52-110"), and all but one of the directors on the Compensation Committee are "independent" within the meaning of NI 52-110. The non-independent director on such committee is a non-management director. The Board assesses the effectiveness of its committees annually.

Audit Committee

        The Corporation has a separately designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Exchange Act. The Audit Committee is chaired by John M. Clark. Its other members as of the date of this Information Circular are C. Thomas Ogryzlo and Tracy A. Stevenson. Each member of the Audit Committee is "independent" within the meaning of Rule 10A-3 of the Exchange Act, Section 803(B)(2) of the NYSE Amex Company Guide, and is "independent" and "financially literate" within the respective meaning of such terms in NI 52-110. In accordance with Section 407 of the United States Sarbanes-Oxley Act of 2002 and Item 407(d)(5)(ii) and (iii) of Regulation S-K, the Board of Directors has identified John M. Clark as the "Audit Committee Financial Expert" and has confirmed that John M. Clark is "financially sophisticated" within the meaning of NYSE Amex Company Guide Section 803(B)(2). No member of the Audit Committee has participated in the preparation of the financial statements of the Corporation or any current subsidiary of the Corporation at any time during the past three years. The Audit Committee, under the guidance of the Audit Committee Charter approved by the Board of Directors, assists the Board of Directors in fulfilling its oversight responsibilities by reviewing (i) the financial statements, reports and other information provided to shareholders, regulators and others, (ii) the independent auditor's qualifications, independence and performance, (iii) the internal controls that management and the Board of Directors have established, (iv) the audit, accounting and financial reporting processes generally, and (v) compliance by the Corporation with legal and regulatory requirements. A copy of the Audit Committee Charter is available on the Corporation's website at www.vistagold.com. The Audit Committee met six times during the fiscal year ended December 31, 2011. Additional information about the Audit Committee is contained below under the heading "Audit Committee Report".

Corporate Governance Committee

        The Corporate Governance Committee is chaired by C. Thomas Ogryzlo. Its other members as of the date of this Information Circular are Nicole Adshead-Bell, John M. Clark and Tracy A. Stevenson. The Corporate Governance Committee's functions are to review the Corporation's governance activities and policies and to review, approve and monitor related party transactions involving the Corporation and also to review proposed nominees for the Board of Directors. The Corporate Governance Committee met twice during the fiscal year ended December 31, 2011.

        The Corporate Governance Committee recommends criteria for service as a director, reviews candidates and recommends appropriate governance practices. The Committee believes candidates for the Board of Directors should have the ability to exercise objectivity and independence in making informed business decisions; extensive knowledge, experience and judgment; the highest integrity; loyalty to the interests of the

Corporation and its shareholders; a willingness to devote the extensive time necessary to fulfill a director's duties; the ability to contribute to the diversity of perspectives present in board deliberations; and an appreciation of the role of the Corporation in society. The Committee considers candidates meeting these criteria who are suggested by directors, management, shareholders and search firms hired to identify and evaluate qualified candidates. From time to time the Committee recommends highly qualified candidates who are considered to enhance the strength, independence and effectiveness of the Board. Shareholders may submit recommendations in writing by letter addressed to the Chief Executive Officer of the Corporation or the Chairman of the Corporate Governance Committee. In addition, qualified persons may nominate directors at an annual general meeting. Persons qualified to make a nomination are either a shareholder entitled to vote at the meeting or a proxyholder with a proxy that specifically allows that proxyholder to nominate a director.

        The Corporate Governance Committee and the Board do not currently have a formal policy with regard to the consideration of diversity in identifying director nominees. The Corporate Governance Committee oversees the evaluation of the Board composition and members. Annually, the Corporate Governance Committee reviews and makes recommendations regarding the size, composition, operation, practice and tenure policies of the Board, with a view to effective decision making. The Corporate Governance Committee believes it is in the best interests of the Corporation when selecting candidates to serve on the Board to consider the diversity of the Board and review candidates who possess a range of skills, expertise, personality, education, personal background and other qualities for nomination. The Corporate Governance Committee assesses the effectiveness of this approach as part of its annual review of its charter.

        The Corporate Governance Committee reviews the size of the Board of Directors annually. A board must have enough directors to carry out its duties efficiently, while presenting a diversity of views and experience. The Board of Directors believes that its present size effectively fulfils this goal. The Corporate Governance Committee recommended the nominees in this Information Circular for directors.

        The Corporation's Corporate Governance Committee Charter is available on the Corporation's website at www.vistagold.com.

Compensation Committee

        During 2011, the Compensation Committee was chaired by W. Durand Eppler. Its other members were John M. Clark, C. Thomas Ogryzlo and Tracy A. Stevenson. On March 5, 2012, W. Durand Eppler stepped down from the Compensation Committee and Tracy A. Stevenson became the Chair of the Compensation Committee. The Compensation Committee's functions are to review and make recommendations regarding the Corporation's compensation policies and programs, as well as salary and benefit levels for individual executives, to the Board of Directors. As a matter of practice, the Compensation Committee regularly invites the remaining members of the Board of Directors to participate in its meetings, analysis and deliberations. The Board of Directors, in turn, having full and complete knowledge of the discussions and considerations of the Compensation Committee, gives final approval on compensation matters. Except for delegation by the Compensation Committee of its responsibilities to a sub-committee of the Compensation Committee, the Compensation Committee does not and cannot delegate its authority to determine director and executive officer compensation. For further discussion of the Compensation Committee's process for the recommendation of the Corporation's compensation policies and programs, as well as salary and benefit levels of individual executives, including a discussion of the role of compensation consultants in advising the Compensation Committee, please see the section below under the heading "Executive Compensation — Compensation Discussion and Analysis."

        The Compensation Committee meets at regularly scheduled times between meetings of the Board of Directors, and sometimes acts by unanimous written consent. The Compensation Committee met three times during the fiscal year ended December 31, 2011. The duties of the Compensation Committee are described in its charter, which is available on the Corporation's website at www.vistagold.com. The Compensation Committee Charter is reviewed annually by the Compensation Committee, in order to ensure continued compliance with its stated functions and policies.

Communications with the Board of Directors

        Shareholders may send communications to the Board, the Chairman or one or more of the non-management directors by using the contact information provided on the Corporation's website under the headings "Corporate Governance" then "Board of Directors". Shareholders may also send communications by letter addressed to the Chief Executive Officer of the Corporation at 7961 Shaffer Parkway, Suite 5, Littleton, CO 80127 or by contacting the Chief Executive Officer at (720) 981-1185. All communications addressed to the Chief Executive Officer will be received and reviewed by that officer. The receipt of concerns about the Corporation's accounting, internal controls, auditing matters or business practices will be reported to the Audit Committee. The receipt of other concerns will be reported to the appropriate Committee(s) of the Board.

Board's Role in Risk Oversight

        The Board considers the understanding, identification and management of risk as essential elements for the successful management of the Corporation. The Corporation faces a variety of risks, including credit risk, liquidity risk and operational risk. The Board believes an effective risk management system will: (i) timely identify the material risks that the Corporation faces; (ii) communicate necessary information with respect to material risks to senior executives and, as appropriate, to the Board or relevant committees of the Board; (iii) implement appropriate and responsive risk management strategies consistent with the Corporation's risk profile; and (iv) integrate risk management into the Corporation's decision-making.

        Risk oversight begins with the Board of Directors and the Audit Committee. The Audit Committee is chaired by John M. Clark and three independent directors sit on the Audit Committee.

        The Audit Committee reviews and discusses policies with respect to risk assessment and risk management. The Audit Committee also has oversight responsibility with respect to the integrity of the Corporation's financial reporting process and systems of internal control regarding finance and accounting, as well as its financial statements. The Audit Committee makes periodic reports to the Board regarding briefings provided by management and advisors as well as the committee's own analysis and conclusions regarding the adequacy of the Corporation's risk management processes.

        At the management level, an internal audit provides reliable and timely information to the Board and management regarding the Corporation's effectiveness in identifying and appropriately controlling risks.

        The Corporation also has a comprehensive internal risk framework, which facilitates performance of risk oversight by the Board and the Audit Committee. Our risk management framework is designed to:

  •
  provide that risks are identified, monitored, reported and quantified properly;

  •
  define and communicate the types and amount of risk the Corporation is willing to take;

  •
  communicate to the appropriate management level the type and amount of risk taken;

  •
  maintain a risk management organization that is independent of the risk-taking activities; and

  •
  promote a strong risk management culture that encourages a focus on risk-adjusted performance.

        In addition to the formal compliance program, the Board encourages management to promote a corporate culture that incorporates risk management into the Corporation's corporate strategy and day-to-day business operations. The Board also continually works, with the input of the Corporation's executive officers, to assess and analyze the most likely areas of future risk for the Corporation.

Audit Committee Report

        The Audit Committee of the Board of Directors is responsible for providing independent, objective oversight of the Corporation's accounting functions and internal controls. The Audit Committee acts under a written charter first adopted and approved by the Board of Directors in 2001, as amended in 2005 and 2009, which is reviewed annually. Each member of the Audit Committee is "independent" within the meaning of Rule 10A-3 of the Exchange Act and Section 803(B)(2) the NYSE Amex Company Guide and "independent" and "financially literate" within the meaning of such terms in NI 52-110. In accordance with Section 407 of the

United States Sarbanes-Oxley Act of 2002 and Item 407(d)(5)(ii) and (iii) of Regulation S-K, the Board of Directors has identified John M. Clark as the "Audit Committee Financial Expert." A copy of the Audit Committee Charter is available on the Corporation's website at www.vistagold.com.

        The responsibilities of the Audit Committee include recommending to the Board of Directors an accounting firm to be engaged as the Corporation's independent accountants. The Audit Committee is responsible for recommending to the Board of Directors that the Corporation's financial statements and the related management's discussion and analysis be included in its annual report. The Audit Committee took a number of steps in making this recommendation for fiscal year 2011.

        First, the Audit Committee discussed with PwC those matters required to be discussed by Statement on Auditing Standards No. 61, as superseded by Statement of Auditing Standards 114 — the Auditor's Communication with Those Charged with Governance, including information regarding the scope and results of the audit. These communications and discussions are intended to assist the Audit Committee in overseeing the financial reporting and disclosure process.

        Second, the Audit Committee discussed with PwC the independence of PwC and received from PwC the letter required by applicable standards of the Public Company Accounting Oversight Board for independent auditor communications with Audit Committees concerning independence as may be modified or supplemented, concerning its independence as required under applicable independence standards for auditors of public companies. This discussion and disclosure assisted the Audit Committee in evaluating such independence.

        Finally, the Audit Committee reviewed and discussed, with the Corporation's management and PwC, the Corporation's audited consolidated balance sheets at December 31, 2011, and consolidated statements of income, cash flows and shareholders' equity for the fiscal year ended December 31, 2011.

        Based on the discussions with PwC concerning the audit, the independence, the financial statement review, and such other matters deemed relevant and appropriate by the Audit Committee, the Audit Committee recommended to the Board of Directors that the Corporation's financial statements and the related management's discussion and analysis be included in the Corporation's 2011 Annual Report on Form 10-K.

Submitted on behalf of the Audit Committee
JOHN M. CLARK (CHAIRMAN) C. THOMAS OGRYZLO TRACY A. STEVENSON

Executive Compensation

Compensation Discussion and Analysis

Compensation Program Objectives

        The Corporation's compensation policies and programs are designed to be competitive with similar mining companies and to recognize and reward executive performance consistent with the success of the Corporation's business. These policies and programs are intended to attract and retain capable and experienced people. The Compensation Committee's role and philosophy is to ensure that the Corporation's compensation goals and objectives, as applied to the actual compensation paid to the Corporation's Chief Executive Officer and other executive officers, are aligned with the Corporation's overall business objectives and with shareholder interests.

        To assist the Compensation Committee with its assessment of current compensation levels for executive officers in the Corporation's industry, two independent evaluations were undertaken to assess the competitiveness of the current compensation package for the Corporation's executive officers. In the first evaluation the Corporation obtained from Coopers Consulting Ltd. ("Coopers"), of Vancouver, B.C., a report examining annual base, total cash and total compensation compared to other companies in the mining industry. The Corporation received from Coopers a comparative executive compensation survey for the Chief Executive Officer taking into account 148 United States mining companies. Additionally, the Corporation received from Coopers a corporate report regarding the rest of the executive officers taking into account 148 United States mining companies. In both cases the reports from Coopers contained companies selected by Coopers, not all of which were deemed to be comparable companies by management and the Compensation Committee. In the second evaluation, management of the Corporation worked with the Compensation Committee to develop a list of 14 comparable mining companies. Management of the Corporation then compiled information from public reporting documents for each of the 14 comparable mining companies to report the annual base and other cash compensation for the CEO and other executive officers. The methodology used to assess and review each of these evaluations follows.

        In the first evaluation, the surveys accessed Coopers' database for annual salary, total cash and total compensation statistical summary reports for each executive position for which there were sufficient data points. Coopers' compiled the data available and compiled the consolidated information for each executive. The data included numerous companies larger than the Corporation and in many cases included companies with annual revenues from production. To ensure an appropriate comparison, the Corporation's management team then narrowed the surveys for each executive position to include compensation data from only companies that were based in the United States with fewer than 500 employees in one case, and companies with less than $300 million in revenues in another case. To further restrict the data in the Coopers reports, management only summarized the 1st quartile base salary and median base salary in the analysis presented for each executive position in its report to the Compensation Committee. The 1st quartile base salary was considered as the basis for determination of fairness for compensation for each executive position, while the median base salary was considered as the basis for measuring the degree of external competition that the Corporation might encounter in its efforts to retain key members of its executive team. Individual company information was not available or used in the compensation report. Management believed this narrowed data set most closely reflected the Corporation's peer group. No companies were singled out for inclusion or exclusion from the data set outside of the above-mentioned criteria for selection in management's report to the Compensation Committee. The Compensation Committee considered this information as one component of their overall review of the Corporation's compensation program.

        In the second evaluation, the Corporation compiled compensation information from a selected list of gold mining companies ranging from exploration companies to producing companies, but with a preponderance of companies, that like the Corporation, would be classified as developers. The median market cap of this group of comparable companies was $434 million and ranged from a low of $61 million to a high of $5.16 billion. The companies considered in the list of comparable companies included (in order of increasing market cap): Solitario Exploration and Royalty Corp., Avanti Mining Inc., Esperanza Resources Corp., Eurasion Minerals Inc., Bear Creek Mining Corp., Timmons Gold Corp., Midas Gold Corp., Romarco Minerals Inc., Golden Star Resources Ltd., Seabridge Gold Inc., Dundee Precious Metals Inc., Minefinders Corp. Ltd., Gabriel Resources Ltd., and New Gold Inc. The available data for each comparable executive position for each company was compiled and presented, except in those cases where no such comparable position existed. No companies from the list of comparable companies were excluded from the report prepared by management of the Corporation. The Compensation Committee, at its own discretion, did not consider the salaries paid by the large market cap producing companies in this component of their overall review of the Corporation's compensation program.

        In addition to industry comparables and industry compensation surveys, the Compensation Committee considers a variety of factors when determining both compensation policies and programs and individual compensation levels. These factors include the long-range interests of the Corporation and its shareholders, overall technical, professional and experience needs of the Corporation, the competitive requirements to attract and hold key employees, and the Compensation Committee's assessment of the position requirements for each executive's role in the Corporation. Superior performance is recognized through the Corporation's incentive policy. The Compensation Committee does not weigh any of these factors more heavily than others and does not use any formula to assess these factors, but rather considers each factor in its judgment and at its discretion.

Role of Executive Officers in Determining Compensation

        The Compensation Committee of the Board of Directors reviews and recommends compensation policies and programs to the Corporation, as well as salary and benefit levels for its executives. The President and Chief Executive Officer of the Corporation may not be present during meetings of the Compensation Committee at which his compensation is being discussed. The executive officers prepare and present to the Compensation Committee, at the direction of the Compensation Committee, an industry comparable compensation survey based upon the larger survey presented by Coopers, as discussed above. The Board of Directors makes the final determination regarding the Corporation's compensation programs and practices.

Elements of the Corporation's Compensation Program for Fiscal Year 2011

        The total compensation plan for executive officers is comprised of the following components: base salary, an incentive payment, and stock incentive awards.

        There is no policy or target regarding allocation between cash and non-cash elements of the Corporation's compensation program. The Compensation Committee reviews annually the total compensation package of each of the Corporation's executives on an individual basis, against the backdrop of the compensation goals and objectives described above, and makes recommendations to the Board of Directors concerning the individual components of their compensation.

Base Salary

        As a general rule for establishing base salaries, the Compensation Committee reviews competitive market data for each of the executive positions and determines placement at an appropriate level in a range. Compensation levels are typically negotiated with the candidate for the position prior to his or her final selection as an executive officer. Salaries for the Corporation's executive officers are normally reviewed annually to reflect external factors such as inflation as well as overall corporate performance and the results of internal performance reviews.

Incentive Payments

        The Corporation's incentive policy generally allows executive officers and management personnel to earn discretionary incentive payments based on a percentage of his or her base salary, part of which is based upon individual performance and part of which is based upon the performance of the Corporation. All executive officers and management personnel participate in this policy, except Mr. Earnest, the President and Chief Executive Officer of the Corporation, who is entitled to earn a discretionary incentive payment in an amount determined annually by the Board of Directors.

        In considering executive incentive compensation, the Compensation Committee makes the determination on the basis on two primary factors: (1) achievement of overall corporate goals, which are established at the start of each year, and (2) individual performance.

        In 2011, the overall corporate goals were:

  1.
  Conduct the activities and plans of the Corporation to achieve improved valuations relative to peers.

  2.
  Utilize all of the resources of the Corporation (financial, personal and assets) for maximum efficiency and effect relative to the achievements of (1).

  3.
  Complete bankable feasibility study of the Mt. Todd project. The study to include a full evaluation (including advanced negotiations) and optimization of development alternatives including contract mining, power supply alternatives, royalty alternatives, local accommodation infrastructure.

  4.
  Develop an expedited permitting plan, in conjunction (as appropriate) with the NT government, for Mt. Todd project.

  5.
  Advance permitting on the Concordia project if possible. If this task becomes inefficient, redirect resources accordingly.

  6.
  In a manner satisfactory to the Board, finalize the combination of Idaho Gold and Midas and assist Midas in listing the PubCo on the TSX and achieving a superior valuation relative to its peers.

  7.
  Maintain and improve quality of existing assets. As appropriate seek and consider disposal or other options to make the highest possible use of assets. (Amayapampa, Awak Mas, Long Valley and Guadalupe de Los Reyes).

  8.
  Continue to seek and evaluate accretive transactions.

  9.
  Comply with all securities regulations and provide accurate disclosure of the Corporation's activities.

  10.
  Ensure the Corporation is at all times adequately financed.

  11.
  Conduct business in an ethical and environmentally sound manner.

  12.
  Maintain controllable expenses in line with approved budget.

        In 2011, the Compensation Committee established the following performance objectives for executive officers and determined the relative importance to be given in consideration of the incentive bonus to be paid:

	Performance Objectives and Relative Importance					Target Bonus as a percentage of salary	Maximum Bonus as a percentage of salary	Bonus paid for 2011 as a percentage of salary
	Corp. Performance	Financial	Project Advance	Compliance	Leadership Succession
MICHAEL B. RICHINGS,(1) Executive Chairman and Chief Executive Officer	HIGH	HIGH	MED	HIGH	HIGH	50%	100%	100%
FREDERICK H. EARNEST,(2) President and Chief Operating Officer	HIGH	HIGH	HIGH	MED	MED	50%	100%	100%
GREGORY G. MARLIER,(3) Chief Financial Officer	LOW	HIGH	LOW	HIGH	LOW	35%	50%	N/A
TERRI L. EGGERT,(4) Interim Chief Financial Officer	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

(1)
During the year ended December 31, 2011, Michael B. Richings served as the Executive Chairman and Chief Executive Officer of the Corporation. Effective January 1, 2012, Mr. Richings retired as Chief Executive Officer of the Corporation. Mr. Richings now serves as the Chairman of the Board of Directors.

(2)
During the year ended December 31, 2011, Frederick H. Earnest served as the President and Chief Operating Officer of the Corporation. Effective January 1, 2012, Mr. Earnest was appointed Chief Executive Officer and he now serves as President and Chief Executive Officer of the Corporation.

(3)
Gregory G. Marlier ceased to be Chief Financial Officer effective May 18, 2011.

(4)
Terri L. Eggert was appointed as Interim Chief Financial Officer on May 18, 2011 and as a contract employee did not participate in the Corporation's Short-Term Incentive Program.

        The objectives considered include, among others, the following:

  1.
  Corporate Performance — improve share price compared to the Corporation's peers, completion of accretive corporate transactions and increased analyst coverage;

  2.
  Financial — maintain adequate financial resources and effective cost controls;

  3.
  Project Advancement — add resources, obtain/advance permitting and complete technical studies for the Corporation's core projects;

  4.
  Compliance — timely and accurate reporting to appropriate exchanges and government agencies; and

  5.
  Leadership/Succession — corporate and project leadership and implementation of succession plan.

        The Compensation Committee met without management present to consider each key executive officer's incentive bonus. Incentive bonuses were then awarded, at the discretion of the Compensation Committee, using the table above as a guide to determine the incentive payment in light of overall Corporate performance and the executive officer's overall performance. The Compensation Committee does not set quantitative targets for any of the categories of performance for overall corporate goals or for the individual performance standards for the named executive officers, but instead reviews the performance in these categories over the past year and makes a discretionary determination as to whether performance in each category was adequate to warrant the award of an incentive bonus. Each discretionary determination is then weighed in accordance with the percentage assigned to it as detailed above.

        In relation to the consideration of incentive bonuses granted for the fiscal year ended December 31, 2011, the Compensation Committee reviewed a memorandum provided by management of the Corporation that discussed the achievement of the Corporation's goals and objectives for the year 2011, its performance compared to its peers and the individual performance of each executive of the Corporation in accordance with the Short-Term Incentive Plan ("STIP") criteria approved by the Board of Directors at the May 4, 2011 meeting of the Board.

        Incentive bonuses were awarded as a percentage of salary up to the maximum, as set forth in the table above. Executive officers of the Corporation earn incentive bonuses based on the same categories of objectives, with the specific percentage weight given to each particular category of objectives being determined by the Compensation Committee each year, in its discretion, based on the past performance of the executive officer, as detailed above. In respect of the year ended December 31, 2011, Mr. Richings and Mr. Earnest were eligible to receive, and did receive, a percentage based incentive bonus equal to 100% of their salary. The Compensation Committee determined such bonuses were warranted based, in part, on the value created though the leadership of Mr. Earnest and Mr. Richings, the share price performance of the Corporation relative to its peers, the successful completion of the transaction involving Midas Gold, Inc. to create Midas Gold Corp., the successful execution and timing of financing activities, the exploration results and project advancement at the Mt. Todd gold project, the success in strengthening the management team and its abilities, and the successful succession planning in respect of the retirement of Mr. Richings. Mr. Marlier was not eligible to receive a percentage based incentive bonus in respect of the year ended December 31, 2011 since his employment with the Corporation ended on May 18, 2011. Ms. Eggert received a bonus at year's end based on her accomplishments during the period of her tenure. Furthermore, the Corporation has agreed to pay Ms. Eggert a bonus upon the completion of a one-year contract, at which time the Corporation will consider the appointment of Ms. Eggert as the Chief Financial Officer.

Stock Incentive Awards

Stock Options

        The Stock Option Plan is intended to emphasize management's commitment to the growth of the Corporation and the enhancement of shareholders' equity through, for example, improvements in operating results, resource base or share price increments.

        The Stock Option Plan provides for grants to directors, officers, employees and consultants of the Corporation or its subsidiaries, of options to purchase Common Shares. Subject to applicable stock exchange requirements, the maximum number of Common Shares which may be reserved, set aside and made available for issue under, and in accordance with, the Stock Option Plan (together with any other security based compensation arrangements of the Corporation) is a variable number equal to 10% of the issued and outstanding Common Shares issued and outstanding as of the date of the grant on a non-diluted basis. As of March 21, 2012, there were 3,195,000 Common Shares (or 4.5% of the total number of issued and outstanding Common Shares) issuable under issued and outstanding options under the Stock Option Plan and 1,310,000 Common Shares (or 1.8% of the total number of issued and outstanding Common Shares) issuable under Awards that have been granted under the LTIP. Accordingly, 4,505,000 Common Shares (or 6.3% of the total number of issued and outstanding Common Shares) are issuable under the foregoing options or Awards. 2,667,888 Common Shares (or 3.7% of the total number of issued and outstanding Common Shares) in aggregate remain available for future grants under the Stock Option Plan and the LTIP.

        The maximum number of Common Shares that may be reserved for issuance to any individual under the Stock Option Plan is that number of Common Shares that is equivalent to 5% of the Common Shares issued and outstanding from time to time. The total number of Common Shares issuable to insiders of the Corporation at any time and issued to insiders of the Corporation within any one-year period pursuant to options under the Option Plan, together with any other security based compensation arrangements of the Corporation, shall not exceed 10% of the issued and outstanding Common Shares on a non-diluted basis. Under the Stock Option

Plan, options may be exercised by the payment in cash of the option exercise price to the Corporation. All options are subject to the terms and conditions of an option agreement entered into by the Corporation and each participant at the time an option is granted.

        The Stock Option Plan is administered by the Board of Directors which has full and final discretion to determine (i) the total number of optioned shares to be made available under the Stock Option Plan, (ii) the directors, officers, employees and consultants of the Corporation or its subsidiaries who are eligible to receive stock options under the Stock Option Plan ("Optionees"), (iii) the time when and the price at which stock options will be granted, (iv) the time when and the price at which stock options may be exercised, and (v) the conditions and restrictions on the exercise of options. Pursuant to the terms of the Stock Option Plan, the exercise price must not be less than the closing price of the Common Shares on either the NYSE Amex or the TSX, at the Board of Directors' discretion, on the last trading day preceding the date of grant. Options become exercisable only after they vest in accordance with the respective stock option agreement and must expire no later than ten years from the date of grant provided that, if the expiry date of an option occurs during a blackout period, such expiry date shall be deemed to be extended to the date that is the 10th business day after the last day of the applicable blackout period. Options granted under the Stock Option Plan are non-transferable and non-assignable other than on the death of a participant. An Optionee has no rights whatsoever as a shareholder in respect of unexercised options.

        Pursuant to the terms of the Corporation's Stock Option Plan, if any Optionee ceases to be a director, officer or employee of the Corporation or its subsidiaries, as a result of termination for "cause" (as defined in the Stock Option Plan), all unexercised options will immediately terminate. If an Optionee ceases to be a director, officer or employee of the Corporation, or its subsidiaries, or ceases to be a consultant to the Corporation, for any reason other than termination for cause, his or her options may be exercised up to, but not after, the earlier of 30 days from the date of ceasing to be a director, officer, employee or consultant, or the expiry date of the option. In the event of death of an Optionee, the legal representatives of such Optionee have the right to exercise the options at any time up to, but not after, the earlier of 90 days from the date of death or the expiry date of such option.

        The Board may amend the Stock Option Plan at any time; provided, however that no such amendment may, without the consent of an optionee, adversely alter or impair any option previously granted to such optionee. Any amendment to be made to the Stock Option Plan or an option is subject to the prior approval of the TSX and the NYSE Amex and shareholders of the Corporation, if required by the rules of the TSX and the NYSE Amex. The Board has the power and authority to approve amendments relating to the Stock Option Plan or a specific option without further approval of the shareholders of the Corporation, to the extent that such amendments relate to, among other things: (a) altering, extending or accelerating the terms of vesting applicable to any option or group of options; (b) altering the terms and conditions of vesting applicable to any option or group of options; (c) changing the termination provisions of an option, provided that the change does not entail an extension beyond the original expiry date of such option; (d) accelerating the expiry date of options; (e) the application of sections 6.8 and 6.9 of the Stock Option Plan; (f) effecting amendments respecting the administration of the Stock Option Plan; (g) amending the definitions contained within the Stock Option Plan; (h) effecting amendments of a "housekeeping" or ministerial nature; (i) effecting amendments necessary to comply with the provisions of applicable laws (including the rules, regulations and policies of the TSX and the NYSE Amex), or necessary or desirable for any advantages or other purposes of any tax law; (j) amending or modifying the mechanics of exercise of the options; and (k) any other amendment, whether fundamental or otherwise, not requiring shareholder approval under applicable law (including the rules, regulations, and policies of the TSX and the NYSE Amex). No amendment of the Stock Option Plan may contravene the requirements of the TSX and the NYSE Amex or any securities commission. Certain amendments to the Stock Option Plan may not be made without shareholder approval and in some cases without disinterested shareholder approval.

Long Term Equity Incentive Awards

        The LTIP was approved by the directors of the Corporation on March 8, 2010 and was confirmed by shareholders on May 3, 2010. The purpose of the LTIP is to assist the Corporation in attracting, retaining and motivating key employees, directors, officers and consultants of the Corporation and its subsidiaries, and to more closely align the personal interests of such persons with shareholders, thereby advancing the interests of the Corporation and its shareholders and increasing the long-term value of the Corporation.

        The LTIP is intended to compliment (not replace) the Stock Option Plan. As of March 21, 2012, there were 3,195,000 Common Shares (or 4.5% of the total number of issued and outstanding Common Shares) issuable under issued and outstanding options under the Stock Option Plan and 1,310,000 Common Shares (or 1.8% of the total number of issued and outstanding Common Shares) issuable under Awards that have been granted under the LTIP. Accordingly, 4,505,000 Common Shares (or 6.3% of the total number of issued and outstanding Common Shares) are issuable under the foregoing options or Awards. 2,667,888 Common Shares (or 3.7% of the total number of issued and outstanding Common Shares) in aggregate remain available for future grants under the Stock Option Plan and the LTIP.

        The LTIP provides for grants of Awards to directors, officers, employees and consultants of the Corporation or its affiliates. "Participant" when used in this Information Circular means employee and consultant participants, but not director participants.

        The maximum number of Common Shares available for issuance under the LTIP, together with all other security based compensation arrangements of the Corporation, which includes the Stock Option Plan is 10% of the issued and outstanding Common Shares on a non-diluted basis. The total number of Common Shares issuable to insiders of the Corporation at any time and issued to insiders of the Corporation within any one-year period under the LTIP, together with any other security based compensation arrangements of the Corporation, shall not exceed 10% of the issued and outstanding Common Shares on a non-diluted basis. The total number of Common Shares issuable to director participants under the LTIP shall not exceed the lesser of: (i) 1% of the issued and outstanding Common Shares; and (ii) an annual Award value of $100,000 per director participant.

        The LTIP is administered by the Compensation Committee (as delegated by the Board of Directors). The Compensation Committee determines the persons to whom Awards are to be made; determines the type, size, terms and conditions of Awards; determines the prices to be paid for Awards; interprets the LTIP; adopts, amends and rescinds administrative guidelines and other rules and regulations relating to the LTIP; and makes all other determinations and takes all other actions it believes are necessary or advisable for the implementation and administration of the LTIP.

Restricted Share Units:

        The LTIP provides that the Compensation Committee may, from time to time and in its sole discretion, grant Awards of restricted share units ("RSUs") to any Participant or director participant. RSUs are not Common Shares, but rather represent a right to receive from the Corporation at a future date newly-issued Common Shares. All grants of RSUs are subject to the terms and conditions of an award agreement entered into between the Corporation and the Participant or the director participant (as the case may be) at the time the RSU is granted.

        The Compensation Committee has the authority to make the receipt of Common Shares under the RSUs conditional upon the expiry of a time-based vesting period, the attainment of specified performance goals or such other factors as the Compensation Committee determines in its discretion. The duration of the vesting period and other vesting terms applicable to a grant of RSUs shall be determined at the time of the grant by the Compensation Committee provided that such vesting period shall be a minimum of one year in duration. Notwithstanding certain provisions that allow the Compensation Committee to accelerate vesting of an Award under the LTIP, the Compensation Committee does not intend to use this discretion in the ordinary course to accelerate the vesting of an Award (defined below) under the LTIP to a period of less than one year in duration.

        Upon expiry of the applicable vesting period or at such later date as may be otherwise specified in the award agreement, the RSUs are redeemed and a share certificate representing the Common Shares issuable pursuant to the RSUs will be registered in the name of the Participant or director participant, or as the Participant or director participant may direct, subject to applicable securities laws.

        RSUs are settled in Common Shares, unless the Corporation offers the Participant or director participant the right to receive cash in lieu of Common Shares based on the Fair Market Value (as defined in the LTIP) that such Common Shares would have at the time of settlement and the Participant or director participant, in its discretion, so elects.

Restricted Stock:

        The Compensation Committee may, from time to time, grant Participants or director participants, subject to the terms and conditions of the LTIP and any additional terms and conditions determined by the Compensation Committee, Common Shares subject to certain restrictions imposed by the Compensation Committee ("Restricted Stock" together with RSUs, "Awards"). All grants of Restricted Stock are subject to the terms and conditions of an award agreement entered into between the Corporation and the Participant or the director participant (as the case may be) at the time the RSU is granted.

        The Compensation Committee has the authority to make the lapse of restrictions applicable to Restricted Stock conditional upon the expiry of a time-based vesting period, the attainment of specified performance goals or such other factors as the Compensation Committee may determine in its discretion. The duration of the vesting period and other vesting terms applicable to a grant of Restricted Stock shall be determined at the time of the grant by the Compensation Committee provided that such vesting period shall be a minimum of one year in duration. Notwithstanding certain provisions that allow the Compensation Committee to accelerate vesting of an Award under the LTIP, the Compensation Committee does not intend to use this discretion in the ordinary course to accelerate the vesting of an Award under the LTIP to a period of less than one year in duration.

        Common Shares of Restricted Stock are subject to such restrictions as the Compensation Committee may impose (including, without limitation, forfeiture conditions, transfer restrictions or a restriction on, or prohibition against, the right to receive any dividend or other right or property with respect thereto), which restrictions may lapse separately or in combination at such time or times, in such installments or otherwise as the Compensation Committee deems appropriate.

        The Corporation shall issue and hold share certificates registered in the name of each Participant or director participant granted Restricted Stock under the LTIP. The share certificates shall bear a legend referring to the award agreement and the possible forfeiture of such shares of Restricted Stock.

        Except as otherwise determined by the Compensation Committee, upon a Termination Date (as defined in the LTIP) during the applicable vesting period, all applicable Awards at such time not yet vested shall be forfeited by the Corporation and thereafter will be available for grant under the LTIP. Except as otherwise determined by the Compensation Committee, upon a Termination Date that occurred as a result of the death, disability or retirement of the Participant or director participant, all vested Awards will enure to the benefit of the Participant's or the director participant's heirs, executors and administrators. Except as otherwise determined by the Compensation Committee, if an Participant's employment, term of office or engagement is terminated for cause or in the case of a consultant participant, for breach of contract, any Awards held by the Participant (whether vested or not) are forfeited to the Corporation. Except as otherwise determined by the Compensation Committee, where a director participant's term of office is terminated for breach of the director participant's fiduciary duty, then any Awards held by the director participant (whether vested or not) are forfeited to the Corporation. The LTIP provides for a number of instances that permit the Compensation Committee accelerate the vesting of any outstanding Awards.

        Unless otherwise determined by the Compensation Committee or the Board of Directors at or after the date of grant, if a Participant or director participant ceases to be a director, officer or consultant of the Corporation or its subsidiaries within 12 months following a Change in Control (as defined in the LTIP) for any reason other than for cause, voluntary resignation (other than for good reason (as defined by the LTIP)), retirement, death or disability, each Award held by that Participant or director participant that is not fully vested on the date at which such person ceases to be a director, officer or consultant shall become free of all restrictions, conditions and limitations, and become fully vested.

        The Board shall have the discretion to authorize such steps to be taken as it may consider to be equitable and appropriate in the event of any Share Reorganization, Corporate Reorganization or Special Distribution (each of such terms as defined in the LTIP), including the acceleration of vesting in order to preserve proportionately the rights, value and obligations of the Participants or director participants holding Awards in such circumstances.

        Subject to the rules, regulations and policies of the TSX, the NYSE Amex and applicable law, the Compensation Committee may, without notice or shareholder approval, at any time or from time to time, make certain amendments to the LTIP or a specific Award for the purposes of: (i) altering, extending or accelerating the terms of vesting applicable to any Award or group of Awards; (ii) making any amendments to the general vesting provisions of an Award; (iii) changing the termination provisions of an Award, provided the change does not entail an extension beyond the original expiry date of such Award; (iv) accelerating the expiry date of an Award; (v) making any amendments to the provisions of the LTIP that relate to termination of employment in Section 5 of the LTIP; (vi) making any amendments to provide covenants of the Corporation in order to protect Participants; (vii) making any amendments not inconsistent with the LTIP as may be necessary or desirable with respect to matters or questions which, in the good faith opinion of the Board, having in mind the best interests of the Participants and director participants, it may be expedient to make, including amendments that are desirable as a result of changes in law; (viii) making any amendments for the purposes of curing or correcting any ambiguity or defect or inconsistent provision or clerical omission or mistake or manifest error in the LTIP; (ix) making any amendments to any definitions in the LTIP; (x) effecting amendments respecting administration of the LTIP; and (xi) making amendments of a "housekeeping" or ministerial nature. Certain amendments under the LTIP may not be made without shareholder approval and in some cases, without disinterested shareholder approval.

        No assignment or transfer of Awards, whether voluntary, involuntary, by operation of law or otherwise, vests any interest or right in such Awards whatsoever in any assignee or transferee. Immediately upon any assignment or transfer, or any attempt to make the same, such Awards will terminate and be of no further force or effect, provided that any Awards held by a Participant or director participant that have vested at the Termination Date will enure to the benefit of the Participant or director participant's heirs, executors and administrators.

Perquisites and Other Personal Benefits

        The Corporation's named executive officers are not generally entitled to significant perquisites or other personal benefits not offered to the Corporation's employees. The Corporation does sponsor a qualified tax-deferred savings plan in accordance with the provisions of Section 401(k) of the U.S. Internal Revenue Code of 1986, as amended (the "Code"), which is described further below under the heading "Pension and Retirement Savings Plans".

Compensation for the Corporation's Named Executive Officers in 2011

        The Corporation's named executive officers for the fiscal year ended December 31, 2011 were Michael B. Richings, who served as the Corporation's Executive Chairman and Chief Executive Officer during the year ended 2011, Frederick H. Earnest, who served as the Corporation's President and Chief Operating Officer during the year ended 2011, Gregory G. Marlier, who served as the Corporation's Chief Financial Officer until May 18, 2011 and Terri L. Eggert, who served as the Corporation's Interim Chief Financial Officer from May 18 onward. The Corporation's employment agreements with our named executive officers are described below under the heading "Executive Employment Agreements". The compensation paid to the Corporation's named executive officers is described below under the heading "Summary Compensation Table".

Effects of Regulatory Requirements on Executive Compensation

        Section 409A of the Code generally affects the granting of most forms of deferred compensation which were not earned and vested prior to 2005. The Corporation's compensation program is designed to comply with the final regulations of the U.S. Internal Revenue Service and other guidance with respect to Section 409A of the Code, and we anticipate that the Compensation Committee will continue to design and administer the Corporation's compensation programs accordingly.

        Various rules under current generally accepted accounting practices impact the manner in which the Corporation accounts for grants of stock options to employees, including executive officers, on its financial statements. While the Compensation Committee reviews the effect of these rules (including FAS 123(R)) when determining the form and timing of grants of stock options to the Corporation's employees, including executive officers, this analysis is not necessarily the determinative factor in any such decision regarding the form and timing of these grants.

Compensation Committee Interlocks and Insider Participation

        None of the members of the Compensation Committee is or has been an executive officer or employee of the Corporation or any of its subsidiaries or affiliates. No executive officer of the Corporation is or has been a director or a member of the Compensation Committee of another entity having an executive officer who is or has been a director or a member of the Compensation Committee of the Corporation.

Compensation Committee Report on Executive Compensation

        The Compensation Committee has reviewed and discussed this Compensation Discussion and Analysis with management and, based on such review and discussions, the Compensation Committee recommended to the Board of Directors of the Corporation that this Compensation Discussion and Analysis be included in this Information Circular.

                Submitted on behalf of the Compensation Committee

                W. DURAND EPPLER (CHAIRMAN until March 5, 2012)
                TRACY A. STEVENSON (CHAIRMAN                 after March 5, 2012)
                 JOHN M. CLARK
                C. THOMAS OGRYZLO

        The above filed report of the Compensation Committee will not be deemed to be "soliciting material" or to be "filed" with the SEC, nor shall such information be incorporated by reference in any of the Corporation's filings under the United States Securities Act of 1933 or the United States Securities Exchange Act of 1934, each as amended, except to the extent that we specifically so incorporate the same by reference.

Summary Compensation Table

        The table below sets forth, for the fiscal years indicated, all compensation awarded to, paid to or earned by (i) those individuals who, during the fiscal year ended December 31, 2011, served as the Corporation's President and Chief Operating Officer, Executive Chairman and Chief Executive Officer, Chief Financial Officer and Interim Chief Financial Officer, and (ii) the Corporation's three other most highly compensated executive officers during the fiscal year ended December 31, 2011. These officers are referred to in this Information Circular as the Corporation's "named executive officers".

Name and Principal Position (a)	Year (b)	Salary ($) (c)	Bonus ($) (d)	Stock Awards(1) ($) (e)	Option Awards(1)(2) ($) (f)	All Other Compensation(3)(4) ($) (i)	Total ($) (j)
MICHAEL B. RICHINGS,(5) Executive Chairman and Chief Executive Officer	2011 2010 2009	300,000 300,000 300,000	300,000 64,350 75,000	nil 10,714 nil	181,240 38,095 89,233	18,182 18,182 28,215	799,422 431,341 492,448
FREDERICK H. EARNEST,(6) President and Chief Operating Officer	2011 2010 2009	278,885 240,000 240,000	300,000 51,480 75, 000	1,152,000 10,714 nil	181,240 51,785 133,850	17,257 10,574 10,574	1,929,382 364,553 459,424
GREGORY G. MARLIER,(7) Chief Financial Officer	2011 2010 2009	182,265 165,000 165,000	nil 18,563 20,000	nil 7,142 nil	nil 20,833 44,617	15,110 9,570 15,320	197,395 221,108 244,937
TERRI L EGGERT,(8) Interim Chief Financial Officer	2011 2010 2009	172,027 N/A N/A	20,000 N/A N/A	nil N/A N/A	nil N/A N/A	nil N/A N/A	192,027 N/A N/A

(1)
All securities under option are for Common Shares of the Corporation. No stock appreciation rights are outstanding. For assumptions regarding the valuation of Stock Awards and Option Awards, see footnote 11 to the Corporation's audited annual financial statements for the year ended December 31, 2011 as filed with the Corporation's Form 10-K on March 14, 2012.

(2)
The amounts in this column represent the dollar amounts for the aggregate grant-date fair value computed in accordance with FASB ASC Topic 718, of options granted pursuant to the Corporation's Stock Option Plan.

(3)
Perquisites and other personal benefits for the most recently completed financial year do not exceed $10,000 for any of the named executive officers unless otherwise noted.

(4)
Represents the Corporation's contribution under the Corporation's Retirement Savings Plan, except where otherwise indicated. The executive officers of the Corporation participate in this plan on the same basis as all other employees of the Corporation. See "Pension and Retirement Savings Plans".

(5)
During the fiscal year ended December 31, 2011, Michael B. Richings served as the Executive Chairman and Chief Executive Officer of the Corporation. Effective January 1, 2012, Mr. Richings retired as Chief Executive Officer of the Corporation. Mr. Richings now serves as Non-Executive Chairman of the Board of Directors.

(6)
During the fiscal year ended December 31, 2011, Frederick H. Earnest served as the President and Chief Operating Officer of the Corporation. Effective January 1, 2012, Mr. Earnest was appointed as Chief Executive Officer and he now serves as President and Chief Executive Officer of the Corporation.

(7)
Gregory G. Marlier ceased to be Chief Financial Officer effective May 18, 2011.

(8)
Terri L. Eggert was appointed as Interim Chief Financial Officer on May 18, 2011.

Executive Employment Agreements

        Employment Agreement with Michael B. Richings.    Michael B. Richings, the former Executive Chairman and Chief Executive Officer of the Corporation, was engaged under an employment contract with the Corporation and Vista Gold (US), Inc., a wholly-owned subsidiary of the Corporation, effective January 1, 2005. Effective March 17, 2009, Mr. Richings' employment agreement was amended and restated.

        Pursuant to the terms of his employment contract, Mr. Richings was to receive a base salary of $175,000 and annual discretionary incentive payments. On August 4, 2008, Mr. Richings' base salary was adjusted from $175,000 to $300,000 based on the change in his position with the Corporation. Pursuant to his employment contract, the grant of any annual incentive payments would be in the sole discretion of the Corporation's Board of Directors and the incentive payment would be earned only after grant thereof by the Board of Directors. Mr. Richings' eligibility to receive such incentive payments was conditioned upon his continued employment, both at the time the Board of Directors considered the grant of incentive payments and at the time such incentive payments were actually granted and paid. Mr. Richings was also entitled to five weeks of vacation time and other benefits made available to the Corporation's senior executive officers, including participation in any benefit plans and policies.

        In addition, in 2009, the Corporation granted to Mr. Richings a 5-year option to purchase 100,000 Common Shares in accordance with the Stock Option Plan and in 2010, the Corporation granted to Mr. Richings 15,000 RSUs to receive 15,000 Common Shares under the LTIP. In 2011, the Corporation granted to Mr. Richings a 5-year option to purchase 120,000 Common Shares in accordance with the Stock Option Plan. See "— Outstanding Equity Awards and Options Exercised as at December 31, 2011 Table" below for a description of vesting and other terms applicable to Mr. Richings' option.

        Mr. Richings' Employment as Chief Executive Officer ceased as of January 1, 2012 and his employment contract has been terminated. Mr. Richings continues to act as Chariman of the Board of Directors.

        Employment Agreement with Gregory G. Marlier.    Gregory G. Marlier, the former Chief Financial Officer of the Corporation, was engaged under an employment contract dated June 1, 2004. Effective as of July 31, 2006, Mr. Marlier entered into a new agreement with the Corporation and Vista Gold (US), Inc., its wholly-owned subsidiary, pursuant to which Mr. Marlier agreed to serve as Chief Financial Officer of the Corporation and of Vista Gold (US), Inc. Effective March 17, 2009, Mr. Marlier's employment agreement was amended and restated. Mr. Marlier's employment contract provided that it would automatically renew each year, unless the Corporation confirmed that it did not wish to renew the agreement at least 60 days before December 31 of each year.

        Pursuant to the terms of his employment contract, Mr. Marlier was to receive an annual base salary of $165,000 and annual discretionary incentive payments. The grant of any such incentive payments would be in the sole discretion of the Corporation's Board of Directors and the incentive payments would be earned only after the grant thereof by the Board of Directors. Mr. Marlier's eligibility to receive such incentive payments was conditioned upon his continued employment, both at the time the Board of Directors considers the grant of incentive payments and at the time such incentive payments were actually granted and paid. Mr. Marlier was also eligible to receive other benefits made available to the Corporation's senior executive officers, including participation in any benefit plans and policies.

        In addition, during 2009, the Corporation granted to Mr. Marlier a 5-year option to purchase 50,000 Common Shares in accordance with the Stock Option Plan and in 2010, the Corporation granted to Mr. Marlier 10,000 RSUs to receive 10,000 Common Shares under the LTIP. See "— Outstanding Equity Awards and Options Exercised as at December 31, 2011 Table" below for a description of vesting and other terms applicable to Mr. Marlier's option.

        Mr. Marlier's Employment as Chief Financial Officer ceased on May 18, 2011 and his employment contract has been terminated. Mr. Marlier is no longer with the Corporation.

        Employment Agreement with Frederick H. Earnest.    Frederick H. Earnest has been engaged under an employment contract effective September 23, 2006, pursuant to which he was initially engaged to serve as Senior Vice President of Project Development of the Corporation and Vista Gold (US), Inc., its wholly-owned subsidiary. From August 1, 2007 to January 1, 2012, Mr. Earnest served as President and Chief Operating Officer of the Corporation and of Vista Gold (US), Inc. Since January 1, 2012, Mr. Ernest has served as President and Chief Executive Officer of the Corporation. Effective March 17, 2009, Mr. Earnest's employment agreement was amended and restated and effective January 1, 2012, Mr. Earnest's employment agreement was further amended.

        Pursuant to the terms of his amended employment contract, Mr. Earnest is to receive an annual base salary of $325,000 and annual discretionary incentive payments. The grant of any such incentive payment shall be in the sole discretion of the Corporation's Board of Directors and shall be earned only after grant thereof by the Board of Directors. Mr. Earnest's eligibility to receive such incentive payment is conditioned upon his continued employment, both at the time the Board of Directors considers the grant of incentive payments and at the time such incentive payments are actually granted and paid. Mr. Earnest is also eligible to receive other benefits made available to the Corporation's senior executive officers, including participation in any benefit plans and policies.

        In addition, in 2009, the Corporation granted to Mr. Earnest a 5-year option to purchase 150,000 Common Shares in accordance with the Stock Option Plan and in 2010, the Corporation granted Mr. Earnest 15,000 RSUs to receive 15,000 Common Shares under the LTIP. In 2011, the Corporation granted to Mr. Earnest a 5-year option to purchase 120,000 Common Shares in accordance with the Stock Option Plan and 300,000 RSUs to receive 300,000 Common Shares under the LTIP. See "— Outstanding Equity Awards and Options Exercised as at December 31, 2011 Table" below for a description of vesting and other terms applicable to Mr. Earnest's option.

        Terri L. Eggert.    Terri L. Eggert was appointed as Interim Chief Financial Officer on May 18, 2011. She has been retained by the Corporation as a consultant and has not entered into an employment agreement with the Corporation. As compensation for her services, Ms. Eggert receives $21,000 per month plus normal expenses associated with the performance of her duties.

Grants of Plan Based Awards as at December 31, 2011 Table

        A summary of plan-based awards granted during the year ended December 31, 2011 to named executive officers is set out in the table below. All grants are of options under the Stock Option Plan and RSUs under the LTIP.

Name (a)	Grant Date (b)	All Other Options/Stock Awards: Number of Securities Underlying Options/RSUs (i)	Exercise or Base Price of Option Awards(1) ($/sh) (k)	Grant Date Fair Value of Stock and Option Awards (l)
MICHAEL B. RICHINGS,(2) Executive Chairman and Chief Executive Officer	06/13/11	120,000	2.88	2.88
FREDERICK H. EARNEST,(3) President and Chief Operating Officer	06/13/11 11/16/11	120,000 300,000	2.88 3.84	2.88 3.84
GREGORY G. MARLIER,(4) Chief Financial Officer	—	—	—	—
TERRI L EGGERT,(5) Interim Chief Financial Officer	—	—	—	—

(1)
The base price for Common Shares underlying grants of RSUs awarded under the LTIP is the closing market price of the Common Shares on the NYSE Amex on the day prior to the date of the grant. Pursuant to the terms of the Stock Option Plan, the exercise price for Common Shares underlying grants awarded under the Stock Option Plan is not less than the closing market price of the Corporation's Common Shares on either the TSX or the NYSE Amex as of the day prior to the date of the grant.

(2)
During the fiscal year ended December 31, 2011, Michael B. Richings served as the Executive Chairman and Chief Executive Officer of the Corporation. Effective January 1, 2012, Mr. Richings retired as Executive Chairman and Chief Executive Officer of the Corporation. Mr. Richings now serves as the Chairman of the Board of Directors.

(3)
During the fiscal year ended December 31, 2011, Frederick H. Earnest served as the President and Chief Operating Officer of the Corporation. Effective January 1, 2012, Mr. Earnest was appointed as Chief Executive Officer of the Corporation and he now serves as President and Chief Executive Officer of the Corporation.

(4)
Gregory G. Marlier ceased to be Chief Financial Officer effective May 18, 2011.

(5)
Terri L. Eggert was appointed as Interim Chief Financial Officer on May 18, 2011.

        The reported high and low trading prices of the Corporation's Common Shares on the TSX and the NYSE Amex for the 30 days prior to the date of the grants of the options and RSUs referred to above are set out in the table below.

	Toronto Stock Exchange				NYSE Amex
	High		Low		High	Low
05/13/11 — 06/12/11 (options)	Cdn.$	3.13	Cdn.$	2.57	$3.22	$2.61
10/11/11 - 11/10/11 (RSUs)	Cdn.$	4.24	Cdn.$	3.20	$4.16	$3.02

Outstanding Equity Awards and Options Exercised as at December 31, 2011 Table

        A summary of the number and the value of the outstanding equity awards at December 31, 2011 held by the named executive officers is set out in the table below.

	Option Awards				Stock Awards
Name (a)	Number of Securities Underlying Unexercised Options (#) Exercisable (b)	Number of Securities Underlying Unexercised Options (#) Unexercisable (c)	Option Exercise Price ($) (e)	Option Expiration Date (f)	Number of Shares or Units of Stock That Have Not Vested (#) (g)	Market Value of Shares or Units of Stock That Have Not Vested ($) (h)
MICHAEL B. RICHINGS,(1) Executive Chairman and Chief Executive Officer	75,000 60,000 150,000 100,000 60,000	60,000	4.58 7.45 3.22 1.77 2.88	07/29/12 11/05/12 08/14/13 08/13/14 06/13/16	nil	$	nil
FREDERICK H. EARNEST,(2) President and Chief Operating Officer	100,000 100,000 150,000 60,000	60,000	4.58 3.22 1.77 2.88	07/29/12 08/14/13 08/13/14 06/13/16	300,000		$921,000
GREGORY G. MARLIER,(3) Chief Financial Officer	60,000 50,000 50,000		4.58 3.22 1.77	07/29/12 08/14/13 08/13/14	nil	$	nil
TERRI L EGGERT,(4) Interim Chief Financial Officer	—	—	—	—	—		—

(1)
During the year ended December 31, 2011, Michael B. Richings served as the Executive Chairman and Chief Executive Officer of the Corporation. Effective January 1, 2012, Mr. Richings retired as Chief Executive Officer of the Corporation. Mr. Richings now serves as the Chairman of the Board of Directors.

(2)
During the year ended December 31, 2011, Frederick H. Earnest served as the President and Chief Operating Officer of the Corporation. Effective January 1, 2012, Mr. Earnest was appointed Chief Executive Officer and he now serves as President and Chief Executive Officer of the Corporation.

(3)
Gregory G. Marlier ceased to be Chief Financial Officer effective May 18, 2011.

(4)
Terri L. Eggert was appointed as Interim Chief Financial Officer on May 18, 2011.

Option Exercises and Stock Vested as at December 31, 2011 Table

	Option Awards
Name (a)	Number of Shares Acquired on Exercise (#) (b)	Value Realized on Exercise ($) (c)
MICHAEL B. RICHINGS,(1) Executive Chairman and Chief Executive Officer	15,000	68,250
FREDERICK H. EARNEST,(2) President and Chief Operating Officer	15,000	68,250
GREGORY G. MARLIER,(3) Chief Financial Officer	10,000	45,000
TERRI L EGGERT,(4) Interim Chief Financial Officer	—	—

(1)
During the year ended December 31, 2011, Michael B. Richings served as the Executive Chairman and Chief Executive Officer of the Corporation. Effective January 1, 2012, Mr. Richings retired as Chief Executive Officer of the Corporation. Mr. Richings now serves as the Chairman of the Board of Directors.

(2)
During the year ended December 31, 2011, Frederick H. Earnest served as the President and Chief Operating Officer of the Corporation. Effective January 1, 2012, Mr. Earnest was appointed Chief Executive Officer and he now serves as President and Chief Executive Officer of the Corporation.

(3)
Gregory G. Marlier ceased to be Chief Financial Officer effective May 18, 2011.

(4)
Terri L. Eggert was appointed as Interim Chief Financial Officer on May 18, 2011.

Pension and Retirement Savings Plans

        The Corporation sponsors a qualified tax-deferred savings plan in accordance with the provisions of Section 401(k) of the Code, which is available to permanent US-based employees. Under the terms of this plan, the Corporation makes contributions of up to 4% of eligible employees' salaries. The Corporation has no plans to provide pension or other retirement benefits.

Nonqualified Deferred Compensation

        The Corporation has no plans that provide for deferred compensation to its executive officers.

Termination of Employment, Change in Responsibilities and Employment Contracts

Payments Upon Termination or Change in Responsibilities

        The employment agreement with Frederick H. Earnest contains provisions which entitle him to payments following termination or alteration of his employment with the Corporation in certain circumstances. Pursuant to the terms of Mr. Earnest's employment contract, in the event of a "substantial adverse change" (as defined below) in Mr. Earnest's employment or termination of his employment by the Corporation without "just cause" (as defined below), Mr. Earnest will be entitled to continuation of his salary, accrued vacation pay, employer contributions to his retirement savings plan and employer-paid benefits for 12 months after such substantial adverse change or termination (currently equal to $445,910). Alternatively, Mr. Earnest may elect to receive a lump sum payment of this amount.

        As used in the employment contract with Mr. Earnest, "just cause" includes any of his (i) failure to perform his respective duties in a satisfactory manner, as determined by the Corporation's Board of Directors, (ii) death or permanent disability, (iii) breach of any fiduciary duty owed to the Corporation, or (iv) conviction in a criminal proceeding.

        As used in Mr. Earnest's employment contract, "substantial adverse change" means (i) a material adverse change in any of his respective duties, powers, rights, discretion, salary or benefits, or (ii) a diminution of his respective titles, in each case as compared to the status of such matters at the effective date of his applicable agreement.

        For a description of the treatment of outstanding options held by named executive officers upon termination, see "Executive Compensation — Compensation Discussion and Analysis — Elements of the Corporation's Compensation Program for Fiscal Year 2011 — Stock Incentive Awards — Stock Options" above.

        Other than as described above, the Corporation has no plan or arrangement in respect of compensation received or that may be received by named executive officers to compensate such officers in the event of the termination of their employment, resignation or retirement, following a change of control of the Corporation, or in the event of a change in responsibilities following any such change of control.

Compensation of Directors

        The following table sets forth a summary of the compensation earned by the directors of the Corporation during fiscal year ended December 31, 2011.

Name (a)	Fees Earned or Paid in Cash ($) (b)	Option Awards ($) (c)(1)	Total ($) (h)
NICOLE S. ADSHEAD-BELL(2)	15,500	169,558	185,058
JOHN M. CLARK	33,875	75,517	109,392
W. DURAND EPPLER(3)	27,500	75,517	103,017
C. THOMAS OGRYZLO	27,500	75,517	103,017
TRACY A. STEVENSON	27,500	75,517	103,017

(1)
The amounts in this column represent the dollar amounts for the aggregate grant-date fair value computed in accordance with FASB ASC Topic 718, of options granted pursuant to the Corporation's Stock Option Plan. For assumptions regarding the valuation of Option Awards, see footnote 11 to the Corporation's audited annual financial statements for the year ended December 31, 2011 as filed with the Corporation's Form 10-K on March 14, 2012.

(2)
Nicole S. Adshead-Bell was appointed to the Board of Directors on August 2, 2011.

(3)
The Corporation paid consulting fees to Sierra, a limited liability company in which Mr. Eppler is a managing member and one third owner. Sierra provides investor relations and corporate finance consulting services to the Corporation. For a description of the consulting fees paid in 2008, 2009, 2010 and 2011 to Sierra, see the heading "Corporate Governance — Board of Directors".

        During the first three quarters of 2011, the directors received a fee of $6,000 per quarter for each of the first three quarters. In the fourth quarter of 2011 the directors received a fee of $7,500. In addition, the Chair of the Audit Committee was paid $1,500 for each of the first three quarters of 2011 and $1,875 for the fourth quarter of 2011. The directors also received $1,000 per meeting held during the fourth quarter of 2011. Notwithstanding the foregoing, Nicole S. Adshead-Bell earned fees in the amount of $15,500 for her services from her appointment on August 2, 2011 until December 31, 2011. In addition, during the fiscal year ended December 31, 2011, Mr. Eppler, Mr. Ogryzlo, Mr. Stevenson and Mr. Clark were each granted a 5-year option to purchase 50,000 Common Shares in accordance with the Stock Option Plan and Dr. Adshead-Bell was granted a 5-year option to purchase 100,000 Common Shares in accordance with the Stock Option Plan. The Corporation also reimburses directors for out-of-pocket expenses related to their attendance at meetings. No additional amounts were paid or are payable to directors of the Corporation for committee participation or special assignments.

        Management of the Corporation obtained an independent report of board compensation which included the board compensation practices of nine comparable mining companies and summarized the information by director position and responsibility. The information was presented to the non-executive directors, who then considered current board compensation independent of the executive directors. In addition to the board compensation practices summarized in the report from management of the Corporation, the non-executive directors consider the current status of the company with respect to its stated goals and objectives. A recommendation for non-executive director compensation was presented to and approved in a meeting of the Board of Directors with all Directors present.

        The total aggregate cash remuneration paid or payable by the Corporation and its subsidiaries during the financial year ended December 31, 2011 (i) to the directors of the Corporation, in their capacity as directors of the Corporation and any of its subsidiaries, was $131,875, and (ii) to the executive officers of the Corporation and any of its subsidiaries who received in their capacity as officers or employees of the Corporation aggregate remuneration in excess of Cdn$150,000, was $1,603,726. This sum includes compensation paid to executive officers pursuant to the cash incentive plan of $620,000 and retirement savings plan of $28,710.

Securities Authorized For Issuance Under Equity Compensation Plans

        The following table sets out information relating to the Corporation's equity compensation plans as at December 31, 2011. The Corporation's equity compensation plans as of December 31, 2011 were the Stock Option Plan and the LTIP.

Plan Category	Number of securities to be issued upon exercise/conversion of outstanding options, warrants and rights (a)	Weighted-average exercise price of outstanding options, warrants and rights (b)	Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in column (a)) (c)
Equity compensation plans approved by securityholders	20,455,238	3.40	2,995,388
Equity compensation plans not approved by securityholders	N/A	N/A	N/A

Total	20,455,238	3.40	2,995,388

        As of March 21, 2012, 1,310,000 RSUs are outstanding under the LTIP and 3,195,000 options are outstanding under the Stock Option Plan to acquire in aggregate 4,505,000 Common Shares, which RSUs and options have been granted to the directors, officers, employees and consultants of the Corporation.

Indebtedness of Directors and Executive Officers

        None of the directors, executive officers, nor any individual who was at any time during the most recently completed financial year a director or executive officer, nor any associates or affiliates of the foregoing persons is, as of the date hereof, indebted to the Corporation.

Director and Officer Liability Insurance

        The Corporation has purchased and maintains insurance in the amount of $15 million for the benefit of the directors and officers of the Corporation against liabilities incurred by such persons as directors and officers of the Corporation and its subsidiaries, except where the liability relates to such person's failure to act honestly and in good faith with a view to the best interests of the Corporation. The annual premium paid by the Corporation for this insurance in respect of the directors and officers as a group is $216,880. No premium for this insurance is paid by the individual directors and officers. The insurance contract underlying this insurance does not expose the Corporation to any liability in addition to the payment of the required premiums.

Orders, Penalties and Settlement Agreements

        Except as disclosed below, to the knowledge of the Corporation, no proposed director of the Corporation is, as at the date of this Information Circular, or was within 10 years before the date of this Information Circular, a director, chief executive officer or chief financial officer of any company (including the Corporation), that:

  (a)
  was subject to an order that was issued while the director or executive officer was acting in the capacity as director, chief executive officer or chief financial officer, or

  (b)
  was subject to an order that was issued after the director or executive officer ceased to be a director, chief executive officer or chief financial officer and which resulted from an event that occurred while that person was acting in the capacity as director, chief executive officer or chief financial officer.

        For the purposes of paragraph (a), above, "order" means: (i) a cease trade order; (ii) an order similar to a cease trade order; or (iii) an order that denied the relevant company access to any exemption under securities legislation, that was in effect for more than 30 consecutive days.

  •
  C. Thomas Ogryzlo was a director of Plata-Peru Resources Inc. when it was cease traded by the Ontario and Alberta Securities Commissions for failing to file financial statements for the fiscal year ended December 31, 1998. The final order to cease trade came into effect on June 24, 1999. The company remains cease traded. In 2005, the company updated its financial statements and notified the exchange of its intention that, subject to shareholders' approval, the assets of the company would be sold. Subsequent to receiving shareholders' approval the assets of the company were sold.

        To the knowledge of the Corporation, no proposed director of the Corporation is, as at the date of this Information Circular, or has been within the 10 years before the date of this Information Circular, a director or executive officer of any company (including the Corporation) that, while that person was acting in that capacity, or within a year of that person ceasing to act in that capacity, became bankrupt, made a proposal under any legislation relating to bankruptcy or insolvency or was subject to or instituted any proceedings, arrangement or compromise with creditors or had a receiver, receiver manager or trustee appointed to hold its assets.

        To the knowledge of the Corporation, no proposed director of the Corporation has, within 10 years before the date of this Information Circular, become bankrupt, made a proposal under any legislation relating to bankruptcy or insolvency, or become subject to or instituted any proceedings, arrangement or compromise with creditors, or had a receiver, receiver manager or trustee appointed to hold the assets of the proposed director of the Corporation.

        To the knowledge of the Corporation, no proposed director of the Corporation has been subject to (a) any penalties or sanctions imposed by a court relating to securities legislation or by a securities regulatory authority or has entered into a settlement agreement with a securities regulatory authority; or (b) any other penalties or sanctions imposed by a court or regulatory body that would likely be considered important to a reasonable shareholder in deciding whether to vote for a proposed director.

Interest of Certain Persons in Matters to be Acted Upon

        Except as described in this Information Circular, no (i) person who has been a director or executive officer of the Corporation at any time since the beginning of Corporation's the last financial year, (ii) proposed nominee for director, or (iii) associate or affiliate of any of the foregoing persons, has any material interest, direct or indirect, in any matter to be acted upon at the Meeting (other than the election of directors).

Interest of Informed Persons in Material Transactions

        Except as described in this Information Circular, no (i) informed person of the Corporation, (ii) proposed director of the Corporation, or (iii) associate or affiliate of any of the foregoing persons, has had any material interest, direct or indirect, in any transaction since the commencement of the Corporation's most recently completed financial year or in any proposed transaction which has materially affected or would materially affect the Corporation or its subsidiaries.

Review, Approval or Ratification of Transactions with Related Parties

        The Corporation has adopted a written policy for the review of transactions with related persons. The policy requires review, approval or ratification of all transactions in which the Corporation is a participant and in which any of the Corporation's directors, executive officers, significant shareholders or an immediate family member of any of the foregoing persons has a direct or indirect material interest, subject to certain categories of transactions that are deemed to be pre-approved under the policy. As set forth in the policy, the pre-approved transactions include employment of executive officers, director compensation (in general, where such transactions are required to be reported in the Corporation's proxy statement pursuant to the SEC compensation disclosure requirements), as well as certain transactions where the amounts involved do not exceed specified thresholds. All related party transactions must be reported for review by the Corporate Governance Committee of the Board of Directors. Transactions deemed to be pre-approved are not required to be reported to the Committee, except for certain pre-approved transactions, a summary of which must be submitted to the Committee for review at its next following meeting.

        Following its review, the Corporate Governance Committee determines whether these transactions are in, or not inconsistent with, the best interests of the Corporation and its shareholders, taking into consideration whether they are on terms no less favourable to the Corporation than those available with other parties and the related person's interest in the transaction. If a related party transaction is to be ongoing, the Corporate

Governance Committee may establish guidelines for the Corporation's management to follow in its ongoing dealings with the related person.

Management Contracts

        There are no management functions of the Corporation which are to any substantial degree performed by persons other than the directors, senior officers or managers of the Corporation. The Corporation has entered into an employment agreement with Frederick H. Earnest, President and Chief Executive Officer as set forth above under "Summary Compensation Table — Executive Employment Agreements".

Shareholder Proposals

        Under the Exchange Act, the deadline for submitting shareholder proposals for inclusion in the management information and proxy circular for an annual meeting of the Corporation is calculated in accordance with Rule 14a-8(e) of Regulation 14A to the Exchange Act. If the proposal is submitted for a regularly scheduled annual meeting, the proposal must be received at the Corporation's principal executive offices not less than 120 calendar days before the anniversary date of the Corporation's management information and proxy circular released to the Corporation's shareholders in connection with the previous year's annual meeting. However, if the Corporation did not hold an annual meeting the previous year, or if the date of the current year's annual meeting has been changed by more than 30 days from the date of the previous year's meeting, then the deadline is a reasonable time before the Corporation begins to print and mail its proxy materials. Accordingly, unless the date of the next annual meeting is changed by more than 30 days from the date of this year's meeting the deadline for submitting shareholder proposals for inclusion in the management information and proxy circular for the next annual meeting of the Corporation will be December 29, 2012. If a shareholder proposal is not submitted to the Corporation by December 29, 2012, the Corporation may still grant discretionary proxy authority to vote on a shareholder proposal, if such proposal is received by the Corporation by February 12, 2013 in accordance with Rule 14a-4(c)(1) of Regulation 14A of the Exchange Act.

Other Matters

        Management of the Corporation knows of no other matters which will be brought before the Meeting other than those set forth in the Notice of Meeting. Should any other matters properly come before the Meeting, the Common Shares represented by the proxies solicited hereby will be voted on those matters in accordance with the best judgement of the persons voting such proxies.

Dissenters' Rights of Appraisal

        No action is proposed herein for which the laws of the Yukon Territory or the Articles or By-Laws of the Corporation provide a right of a shareholder to dissent and obtain appraisal of or payment for such shareholder's Common Shares.

Section 16(a) Beneficial Ownership Reporting Compliance

        Section 16(a) of the Exchange Act requires the Corporation's officers and directors, and persons who own more than 10% of the Corporation's Common Shares, to file reports of ownership and changes of ownership of such securities with the SEC.

        Based solely on a review of the reports received by the SEC, furnished to the Company, or written representations from reporting persons that all reportable transactions were reported, the Company believes that, during the fiscal year ended December 31, 2011, the Company's officers, directors and greater than ten percent owners timely filed all reports they were required to file under Section 16(a), except that Mr. Clark filed one late transaction and Sprott Inc. filed two late reports covering a total of three late transactions.

Additional Information and Availability of Documents

        Important Notice Regarding the Availability of Proxy Materials for the Meeting to Be Held on April 30, 2012.

        The Corporation will provide to any person or corporation, upon request, one copy of any of the following documents:

  (a)
  the Corporation's latest Annual Report on Form 10-K (or annual information form), together with any document, or the pertinent pages of any document, incorporated therein by reference;

  (b)
  the comparative financial statements and management's discussion and analysis of the Corporation for the Corporation's most recently completed financial year in respect of which such financial statements have been issued, together with the report of the auditor thereon, and any interim financial statements and management's discussion and analysis of the Corporation subsequent to the financial statements for the Corporation's most recently completed financial year; and

  (c)
  this Information Circular.

        Copies of the foregoing documents are also available on the Corporation's website at www.vistagold.com or copies of the above documents will be provided by the Secretary of the Corporation, upon request, by mail at 1200 Waterfront Centre, 200 Burrard Street, Vancouver, British Columbia, Canada, V7X 1T2; by phone at 1-866-981-1185; or by email at connie@vistagold.com, free of charge to shareholders of the Corporation. The Corporation may require the payment of a reasonable charge from any person or corporation who is not a shareholder of the Corporation and who requests a copy of any such document. Financial information relating to the Corporation is provided in the Corporation's comparative financial statements and management's discussion and analysis for its most recently completed financial year. Additional information relating to the Corporation is available electronically on SEDAR at www.sedar.com and on EDGAR at www.sec.gov/edgar.shtml.

        If you would like directions to the Meeting, contact the Corporation through the methods described above.

Multiple Shareholders Sharing the Same Address

        The regulations regarding the delivery of copies of proxy materials and annual reports to shareholders permit the Corporation and brokerage firms to send one annual report and proxy statement to multiple shareholders who share the same address under certain circumstances. Shareholders who hold their shares through a broker may have consented to reducing the number of copies of materials delivered to their address. In the event that a shareholder wishes to revoke such a consent previously provided to a broker, the shareholder must contact the broker to revoke the consent. In any event, if a shareholder wishes to receive a separate Information Circular and accompanying materials for the Meeting, or the Corporation's Annual Report on Form 10-K for the year ended December 31, 2011, the shareholder may receive copies by contacting the President and Chief Executive Officer of the Corporation at (720) 981-1185, 7961 Shaffer Parkway, Suite 5, Littleton, Colorado 80127. Shareholders receiving multiple copies of these documents at the same address can request delivery of a single copy of these documents by contacting the Corporation in the same manner. Persons holding shares through a broker can request a single copy by contacting the broker.

Board of Directors Approval

        The undersigned hereby certifies that the contents and sending of this Information Circular to the shareholders of the Corporation have been approved by the Board of Directors.

DATED at Littleton, Colorado, this 28th day of March, 2012.

BY ORDER OF THE BOARD OF DIRECTORS

FREDERICK H. EARNEST President and Chief Executive Officer

 APPENDIX "A"

FORM OF PROXY

[attached]

A-1

Appointment of Proxyholder

The undersigned, being a registered shareholder of Vista Gold Corp. (the "Corporation"), hereby appoint(s): Frederick H. Earnest, or failing him, Terri L. Eggert,

OR

Print the name of the person you are appointing if this person is someone other than the management nominees listed herein.

as my/our proxyholder with full power of substitution and to attend, act and to vote for and on behalf of the registered shareholder in accordance with the following direction (or if no directions or uncertain instructions have been given, 'for' each matter) and all other matters that may properly come before the Annual General Meeting of shareholders of the Corporation to be held at the offices of Borden Ladner Gervais LLP, Suite 1200, 200 Burrard Street, Vancouver, British Columbia, on April 30, 2012 at 10:00 AM (Vancouver Time) and at any adjournment or postponement thereof.

VOTING RECOMMENDATIONS ARE INDICATED BY HIGHLIGHTED TEXT OVER THE BOXES.

1. Election of Directors

	For	Withhold		For	Withhold		For	Withhold
01. Nicole S. Adshead-Bell	☐	☐	02. John M. Clark	☐	☐	03. Frederick H. Earnest	☐	☐
04. W. Durand Eppler	☐	☐	05. C. Thomas Ogryzlo	☐	☐	06. Michael B. Richings	☐	☐
07. Tracy A. Stevenson	☐	☐						

Fold

	For	Withhold
2. Appointment of Auditors Appointment of PricewaterhouseCoopers LLP as Auditors of the Corporation to hold office until the close of the next annual general meeting of the Corporation or until a successor is appointed and authorizing the Directors to fix their remuneration through the Audit Committee.	☐	☐

	For	Against	Abstain
3. Resolution Approving All Unallocated Options Under the Corporation's Stock Option Plan To consider, and if thought fit, to pass an ordinary resolution, the full text of which is set out in Schedule "B" to the accompanying Management Information and Proxy Circular, approving all unallocated options, rights and other entitlements under the Corporation's Stock Option Plan.	☐	☐	☐

Fold

	For	Against	Abstain
4. Resolution Approving All Unallocated Awards Under the Corporation's Long Term Equity Incentive Plan To consider, and if thought fit, to pass an ordinary resolution, the full text of which is set out in Schedule "B" to the accompanying Management Information and Proxy Circular, approving all unallocated options, rights and other entitlements under the Corporation's Long Term Equity Incentive Plan.	☐	☐	☐

Authorized Signature(s) - This section must be completed for your instructions to be executed.

I/We authorize you to act in accordance with my/our instructions set out above. I/We hereby revoke any proxy previously given with respect to the Meeting. **If no voting instructions are indicated above or if instructions are uncertain, this Proxy will be voted 'for' each matter.**

Signature(s)

Date

DD / MM / YY

1 3 8 1 8 1 A R 0 V G Z Q

 APPENDIX "B"

PROPOSED RESOLUTIONS

Approval of All Unallocated Options Under the Stock Option Plan

"BE IT RESOLVED, as an ordinary resolution, that:

  1.
  all unallocated options, rights and other entitlements under the Corporation's Stock Option Plan are hereby ratified, approved and confirmed until April 30, 2015; and

  2.
  any director or officer of the Corporation is authorized to do all acts and things, to execute under the common seal of the Corporation or otherwise and to deliver all agreements, documents and instructions, to give all notices and to deliver, file and distribute all documents and information which such director or officer (as the case may be) determines to be necessary or desirable in connection with or to give effect to and carry out these resolutions."

Approval of All Unallocated Awards Under the Long Term Equity Incentive Plan

"BE IT RESOLVED, as an ordinary resolution, that:

  1.
  all unallocated options, rights and other entitlements under the Corporation's Long Term Equity Incentive Plan are hereby ratified, approved and confirmed until April 30, 2015; and

  2.
  any director or officer of the Corporation is authorized to do all acts and things, to execute under the common seal of the Corporation or otherwise and to deliver all agreements, documents and instructions, to give all notices and to deliver, file and distribute all documents and information which such director or officer (as the case may be) determines to be necessary or desirable in connection with or to give effect to and carry out these resolutions."

B-1

 APPENDIX "C"

MANDATE OF THE BOARD OF DIRECTORS

VISTA GOLD CORP.
(the "Company")

MANDATE OF THE BOARD OF DIRECTORS

(Adopted March 2, 2009)

Stewardship of the Company

  1.
  The Board of Directors of the Company (the "Board") is responsible for:

  (a)
  the stewardship of the business and affairs of the Company;

  (b)
  supervising the management of the business and affairs of the Company;

  (c)
  providing leadership to the Company by practicing responsible, sustainable and ethical decision making;

  (d)
  ensuring that all major issues affecting the Company are given proper consideration; and

  (e)
  directing management to ensure that legal, regulatory and stock exchange requirements applicable to the Company have been met.

Director Obligations

  2.
  Each Director has the responsibility to:

  (a)
  attend all regularly scheduled meetings of the Board and all of the Committees on which they serve and to be prepared for such meetings by reviewing materials provided in advance of meetings;

  (b)
  act honestly and in good faith with a view to the best interests of the Company; and

  (c)
  exercise the care, diligence and skill that a reasonably prudent person would exercise in comparable circumstances.

Board Composition

  3.
  A majority of the Board will, at all times, be independent directors as defined in the current laws applicable to the Company.

  4.
  The Board shall appoint a chair of the Board. Where it is not appropriate for the chair to be an independent director, the Board should consider whether it should appoint an independent director to act as a lead director. The Board has developed a written description delineating the chair's role.

  5.
  To be considered for nomination and election to the Board, directors must demonstrate integrity and high ethical standards in their business dealings, their personal affairs, and in the discharge of their duties to and on behalf of the Company.

Board Meetings

  6.
  The Board is responsible to meet in person, or by telephone conference call (or by other means permitted by applicable laws), at least once each quarter and otherwise as often as required to discharge the duties of the Board.

  7.
  The independent members of the Board shall hold regular meetings at which non-independent members of the Board and members of management are not in attendance.

Committees of the Board

  8.
  The Board discharges its responsibilities directly and through its committees. Accordingly, the Board shall:

  (a)
  establish such committees of the Board ("Committees") as are required by applicable laws and stock exchange requirements and as are necessary to effectively discharge the duties of the Board, which Committees shall include an audit committee (the "Audit Committee");

  (b)
  appoint directors to serve as members of each Committee;

  (c)
  appoint a chair of each Committee to

  (i)
  provide leadership to the Committee,

  (ii)
  manage the affairs of the Committee, and

  (iii)
  ensure that the Committee functions effectively in fulfilling its duties to the Board and the Company; and

  (d)
  regularly receive and consider reports and recommendations of each Committee, in particular, the Audit Committee reports and recommendations, particularly with respect to the Company's annual audit and annual and quarterly reports and financial statements.

Supervision of Management

  9.
  The Board is responsible to:

  (a)
  select and appoint the Chief Executive Officer ("CEO"), establish CEO goals and objectives, and evaluate CEO performance and develop a position description for the CEO which includes delineating management's responsibilities;

  (b)
  assist the CEO to select and appoint executive officers, establish executive officers' goals and objectives, and monitor their performance;

  (c)
  determine the compensation of the CEO, and in conjunction with the CEO, set the compensation of the other executive officers of the Company; and

  (d)
  maintain a succession plan for the replacement of the CEO and other executive officers.

  10.
  The Board is responsible to:

  (a)
  annually review and either approve or require revisions to the mandate of the Board and the charters of each Committee, position descriptions, the code of business conduct and ethics (the "Code") and all other policies of the Company (collectively the "Governance Documents");

  (b)
  take reasonable steps to satisfy itself that each director, the CEO and the executive officers are:

  (i)
  performing their duties ethically;

  (ii)
  conducting business on behalf of the Company in accordance with the requirements and the spirit of the Governance Documents; and

  (iii)
  fostering a culture of integrity throughout the Company;

  (c)
  arrange for the public disclosure of the Governance Documents required to be publicly disclosed;

  (d)
  ensure that all new directors receive a comprehensive orientation and that all new directors fully understand (i) the role of the Board and its Committees, (ii) the commitment of time and resources that the Company expects, and (iii) the nature and extent of the Company's business and operations; and

  (e)
  provide continuing education opportunities for all directors, so that individuals may maintain or enhance their skills and abilities as directors, as well as to ensure their knowledge and understanding of the Company's business and operations remains current.

Communications

  11.
  The Board is responsible to:

  (a)
  approve and implement a disclosure policy which provides for disclosure and communications practices governing the Company; and

  (b)
  approve and maintain a process for the Company's stakeholders to contact the independent directors directly with concerns and questions regarding the Company.

Waivers and Conflicts

  12.
  The Board is responsible, for:

  (a)
  reviewing departures from the Code;

  (b)
  providing or denying waivers from the Code; and

  (c)
  disclosing departures from the Code including by filing required material change reports for material departures from the Code containing:

  (i)
  the date of the departure,

  (ii)
  the parties involved,

  (iii)
  the reason why the Board has or has not sanctioned the departure, and

  (iv)
  any measures taken to address or remedy the departure.

Strategic Planning

  13.
  The Board has the duty to:

  (a)
  adopt a strategic planning process, annually approve a strategic plan taking into account, among other things, the opportunities and risks of the Company's business and operations, and regularly monitor the Company's performance against its strategic plan;

  (b)
  approve capital and operating budgets to implement the strategic plan;

  (c)
  conduct periodic reviews of the Company's resources, risks, and regulatory constraints and opportunities to facilitate the strategic plan; and

  (d)
  evaluate management's analysis of the strategies of existing and potential competitors and their impact, if any, on the Company's strategic plan.

Risk Management

  14.
  The Board has the duty to:

  (a)
  adopt a process to identify business risks and ensure appropriate systems to manage risks; and

  (b)
  together with the Audit Committee, ensure policies and procedures are in place and are effective to maintain the integrity of the Company's:

  (i)
  disclosure controls and procedures,

  (ii)
  internal control over financial reporting, and

  (iii)
  management information systems.

Financial Management

  15.
  The Board has the duty to:

  (a)
  review and on the advice of the Audit Committee, approve, prior to their public dissemination:

  (i)
  interim and annual financial statements and notes thereto,

  (ii)
  managements' discussion and analysis of financial condition and results of operations,

  (iii)
  relevant sections of the annual report and management information circular containing financial information,

  (iv)
  forecasted financial information and forward-looking statements, and

  (v)
  all press releases and other documents in which financial statements, earnings forecasts, results of operations or other financial information is disclosed (this is currently delegated by the Board to the Chair of the Audit Committee); and

  (b)
  approve dividends and distributions, material financings, transactions affecting authorized capital or the issue and repurchase of shares and debt securities, and all material divestitures and acquisitions.

Materials

  16.
  The Board shall have access to all books, records, facilities and personnel of the Company necessary for the discharge of its duties.

Advisors

  17.
  The Board has the power, at the expense of the Company, to retain, instruct, compensate and terminate independent advisors to assist the Board in the discharge of its duties

QuickLinks

VISTA GOLD CORP. NOTICE OF MEETING
TABLE OF CONTENTS
MANAGEMENT INFORMATION AND PROXY CIRCULAR
APPENDIX "A" FORM OF PROXY
[attached]
APPENDIX "B" PROPOSED RESOLUTIONS
APPENDIX "C" MANDATE OF THE BOARD OF DIRECTORS VISTA GOLD CORP. (the "Company") MANDATE OF THE BOARD OF DIRECTORS (Adopted March 2, 2009)